Exhibit 99.2

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Table of Contents Fourth Quarter 2016 Forward-Looking Statements 3 Financial Information Consolidated Balance Sheets 4 Balance Sheet Information as of December 31, 2016 and December 31, 2015 5 Consolidated Statements of Operations 6 QTD Funds from Operations, Core FFO and Adjusted Core FFO 7 YTD Funds from Operations, Core FFO and Adjusted Core FFO 8 QTD Detail Recap of FFO 9 YTD Detail Recap of FFO 10 AFFO Comparisons to 4Q 2016 11 Portfolio Overview Equity Investments by Geographic Regions 12 Summary of Number of Units and Communities 13 Summary of Operating Communities 14 Summary of Notes Receivable 18 Operating Performance Reconciliation of Proportionate Net Operating Income 19 Proportionate Net Operating Income 20 Proportionate QTD Net Operating Income by Geographic Region and Market 21 Proportionate YTD Net Operating Income by Geographic Region and Market 23 Proportionate Same Store and Proportionate Quarterly Stabilized Same Store Net Operating Income Growth by Geographic Region and Market 25 Operating Metrics Consolidated QTD and YTD Operating Metrics by Geographic Region and Market 26 Consolidated QTD and YTD Same Store Operating Expenses 28 Consolidated Capital Expenditures - Same Store 29 Consolidated QTD General and Administrative and Corporate Property Management Expenses 30 Capital Deployment Summary of Developments 31 Acquisition and Disposition Summary - Three Years 32 Capitalization Debt Summary 33 Debt Recap by Multifamily Community 35 Proportionate EBITDA 37 Other Proportionate Debt Metrics 39 Sources of Funds Available 41 Co-Investment Venture Partners Information on Joint Ventures 42 Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents 43 Net Asset Value Road Map to Net Asset Value 44 Guidance Full-Year 2017 Guidance 47 Guidance Reconciliations 48 Definitions and other Explanatory Information 49 © Monogram Residential Trust, Inc. 2

Forward-Looking Statements Fourth Quarter 2016 Certain statements made in the following supplemental financial information may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding future events and developments and the future performance of Monogram Residential Trust, Inc. (which together with its subsidiaries may be referred to as the “Company,” “we,” “us,” or “our”), as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Examples of such statements in the following supplemental financial information and in the Company’s outlook include, expectations regarding apartment market conditions and expectations regarding future operating conditions, including the Company’s current outlook as to expected funds from operations, core funds from operations, adjusted funds from operations, revenue, operating expenses, net operating income, capital expenditures, depreciation, gains on sales and net income and anticipated development activities (including projected construction expenditures and timing). We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. The following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in the Company’s forward-looking statements: we may abandon or defer development opportunities for a number of reasons, including, without limitation, changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; construction costs of a community may exceed our original estimates; we may not complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in our expected rental revenues; we may dispose of multifamily communities due to factors including changes in local market conditions, better net earnings opportunities or capital reallocation, where the redeployment of the capital may result in different earnings prospects; occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond our control; financing may not be available on favorable terms or at all, and our cash flows from operations and access to cost effective capital may be insufficient for the growth of our development program which could limit our pursuit of opportunities; our cash flows may be insufficient to meet required payments of principal and interest, and we may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; and we may be unsuccessful in managing changes in our portfolio composition. Other important risk factors regarding the Company are included under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and may be discussed in subsequent filings with the SEC. © Monogram Residential Trust, Inc. 3

(in thousands) (unaudited) Financial Information Consolidated Balance Sheets Assets Real estate December 31, 2016 December 31, 2015 Land $ 527,944 $ 497,360 Buildings and improvements 2,814,221 2,627,693 Gross operating real estate 3,342,165 3,125,053 Less: accumulated depreciation (461,869) (357,036) Net operating real estate 2,880,296 2,768,017 Construction in progress, including land 120,423 333,153 Total real estate, net 3,000,719 3,101,170 Cash and cash equivalents 74,396 83,727 Tax like-kind exchange escrow 56,762 — Intangibles, net 16,977 18,066 Other assets, net 51,248 64,993 Total assets $ 3,200,102 $ 3,267,956 Liabilities Mortgages and notes payable, net $ 1,522,207 $ 1,461,349 Credit facilities payable, net 8,023 45,495 Construction costs payable 26,859 36,975 Accounts payable and other liabilities 32,707 28,922 Deferred revenues and other gains 22,077 19,451 Distributions payable 12,512 12,494 Tenant security deposits 6,205 5,616 Total liabilities 1,630,590 1,610,302 Redeemable noncontrolling interests 29,073 29,073 Equity Preferred stock — — Common stock 17 17 Additional paid-in capital 1,439,199 1,436,254 Cumulative distributions and net income (loss) (310,124) (269,523) Total equity attributable to common stockholders 1,129,092 1,166,748 Non-redeemable noncontrolling interests 411,347 461,833 Total equity 1,540,439 1,628,581 Total liabilities and equity $ 3,200,102 $ 3,267,956 Note: As more fully explained in Note 2 of our financial statements included in our Form 10-K for the year ended December 31, 2016, effective January 1, 2016, we adopted the new GAAP accounting standard related to debt issuance costs. Accordingly, the December 31, 2015 financial statements include a retrospective reclassification of debt issuance costs from an asset presentation to a deduction from the carrying value of debt. © Monogram Residential Trust, Inc. 4

(in thousands) (unaudited) Financial Information Balance Sheet Information As of December 31, 2016 As of December 31, 2015 Assets Consolidated GAAP Balance Sheet (1) Noncontrolling Interests Adjustments (2) Consolidated GAAP Balance Sheet (1)(3) Noncontrolling Interests Adjustments (2) Gross operating real estate $ 3,342,165 $ (1,054,403) $ 3,125,053 $ (963,791) Less: accumulated depreciation (461,869) 142,427 (357,036) 107,491 Net operating real estate 2,880,296 2,768,017 Construction in progress, including land 120,423 (45,553) 333,153 (122,617) Total real estate, net 3,000,719 3,101,170 Cash and cash equivalents 74,396 (13,707) 83,727 (18,146) Tax like-kind exchange escrow 56,762 — — — Intangibles, net 16,977 (7,105) 18,066 (7,294) Notes receivable 26,749 — 36,486 — Other assets, net 24,499 (5,756) 28,507 (3,633) Total assets $ 3,200,102 $ 3,267,956 Liabilities Mortgages and notes payable, net $ 1,522,207 (529,251) $ 1,461,349 (501,175) Credit facilities payable, net 8,023 — 45,495 — Construction costs payable 26,859 (11,128) 36,975 (15,553) Accounts payable and other liabilities 32,707 (9,813) 28,922 (8,356) Deferred revenues and other gains 22,077 (9,898) 19,451 (8,705) Distributions payable 12,512 — 12,494 — Tenant security deposits 6,205 (1,805) 5,616 (1,590) Total liabilities 1,630,590 1,610,302 Redeemable noncontrolling interests 29,073 (12,114) 29,073 (12,114) Equity Preferred stock — — — — Common stock 17 — 17 — Subsidiary preferred stock — 1,259 — 1,336 Additional paid-in capital 1,439,199 — 1,436,254 — Cumulative distributions and net income (loss) (310,124) — (269,523) — Total equity attributable to common stockholders 1,129,092 1,166,748 Non-redeemable noncontrolling interests 411,347 (411,347) 461,833 (461,833) Total equity 1,540,439 1,628,581 Total liabilities and equity $ 3,200,102 $ 3,267,956 (1) See page 4 for our consolidated GAAP balance sheet. (2) See Noncontrolling Interests Adjustments and Proportionate Share in Definitions and Other Explanatory Information for discussion of our Proportionate Share and methodology. (3) See Note on page 4 regarding December 31, 2015 retrospective reclassifications. © Monogram Residential Trust, Inc. 5

(in thousands, except per share amounts) (unaudited) Financial Information Consolidated Statements of Operations For the Three Months Ended December 31, For the Year Ended December 31, 2016 2015 2016 2015 Rental revenues $ 74,461 $ 63,129 $ 280,740 $ 238,068 Expenses: Property operating expenses 19,030 18,656 79,548 67,484 Real estate taxes 11,029 8,747 44,134 34,443 General and administrative expenses 4,998 6,130 24,109 20,813 Settlement expenses with former advisor 1,600 — 1,600 — Acquisition, investment and development expenses 113 316 545 4,812 Interest expense 11,267 9,485 43,888 30,351 Amortization of deferred financing costs 1,561 1,416 6,143 4,280 Depreciation and amortization 31,372 28,139 123,623 102,726 Total expenses 80,970 72,889 323,590 264,909 Interest income 1,571 2,216 7,097 10,172 Loss on early extinguishment of debt (10) — (41) — Equity in income of investment in unconsolidated real estate joint venture — — — 250 Other income, net 408 55 113 127 Loss from continuing operations before gains on sales of real estate (4,540) (7,489) (35,681) (16,292) Gains on sales of real estate 26,094 — 43,604 82,975 Net income (loss) 21,554 (7,489) 7,923 66,683 Net loss attributable to non-redeemable noncontrolling interests 985 1,554 1,548 7,112 Net income (loss) available to the Company 22,539 (5,935) 9,471 73,795 Dividends to preferred stockholders (2) (2) (7) (7) Net income (loss) attributable to common stockholders $ 22,537 $ (5,937) $ 9,464 $ 73,788 Weighted average number of common shares outstanding-basic 166,880 166,628 166,825 166,561 Weighted average number of common shares outstanding-diluted (1) 167,660 166,628 167,557 167,205 Basic and diluted earnings (loss) per common share $ 0.13 $ (0.04) $ 0.06 $ 0.44 (1) Because GAAP net income was a net loss for the quarter ended December 31, 2015, we do not report dilutive common shares for GAAP reporting. © Monogram Residential Trust, Inc. 6

(in thousands, except per share amounts) (unaudited) Financial Information QTD Funds from Operations (“FFO”), Core FFO and Adjusted Core FFO (“AFFO”) Three Months Ended December 31, 2016 2015 FFO: Amounts as Defined Noncontrolling Interests Adjustments (1) Amounts as Defined Noncontrolling Interests Adjustments (1) Net income (loss) attributable to common stockholders $ 22,537 $ (5,937) Add (deduct) NAREIT defined adjustments: Real estate depreciation and amortization 31,225 $ (9,754) 28,003 $ (8,363) Gains on sales of real estate (26,094) (14) — — Gain on involuntary conversion (196) 88 — — Less: Noncontrolling Interests Adjustments (9,680) (9,680) (8,363) (8,363) FFO - NAREIT defined 17,792 13,703 Add (deduct) adjustments to arrive at Core FFO: Loss on early extinguishment of debt 10 $ (4) — $ — Fair value adjustments (derivatives and business combinations) (226) — (449) — Acquisition expenses (including start up expenses) 87 (22) 268 (57) Settlement expenses with former advisor 1,600 — — — Less: Noncontrolling Interests Adjustments (26) (26) (57) (57) Core FFO 19,237 13,465 Add (deduct) adjustments to arrive at AFFO: Recurring capital expenditures (598) $ 162 (582) $ 170 Straight-line rents 251 (112) 264 (111) Stock compensation expense 841 — 1,373 — Plus: Noncontrolling Interests Adjustments 50 50 59 59 AFFO $ 19,781 $ 14,579 Weighted average number of common shares outstanding - basic 166,880 166,628 Weighted average number of common shares outstanding - diluted (2) 167,660 167,247 Per common share amounts - basic and diluted: Net income (loss) attributable to common stockholders (2) $ 0.13 $ (0.04) FFO attributable to common stockholders - NAREIT Defined $ 0.11 $ 0.08 Core FFO attributable to common stockholders $ 0.11 $ 0.08 AFFO attributable to common stockholders $ 0.12 $ 0.09 (1) See Noncontrolling Interests Adjustments and Non-GAAP Measurements in Definitions and other Explanatory Information for discussion of our Proportionate Share and Non-GAAP Measurements. (2) Because GAAP net income was a net loss for the quarter ended December 31, 2015, we do not report dilutive common shares for GAAP reporting. For the above Non-GAAP Measurements, we include dilutive common shares, which primarily relate to our stock compensation plans. © Monogram Residential Trust, Inc. 7

(in thousands, except per share amounts) (unaudited) Financial Information YTD Funds from Operations (“FFO”), Core FFO and Adjusted Core FFO (“AFFO”) Year Ended December 31, 2016 2015 FFO: Amounts as Defined Noncontrolling Interests Adjustments (1) Amounts as Defined Noncontrolling Interests Adjustments (1) Net income attributable to common stockholders $ 9,464 $ 73,788 Add (deduct) NAREIT defined adjustments: Real estate depreciation and amortization 123,055 $ (38,440) 102,215 $ (31,789) Gains on sales of real estate (43,604) 7,787 (82,975) — Gain on involuntary conversion (196) 88 — — Impairment expense — — 3,128 — Less: Noncontrolling Interests Adjustments (30,565) (30,565) (31,789) (31,789) FFO - NAREIT defined 58,154 64,367 Add (deduct) adjustments to arrive at Core FFO: Loss on early extinguishment of debt 41 $ (9) — $ — Fair value adjustments (derivatives and business combinations) (91) — (389) (5) Acquisition expenses (including start up expenses) 637 (159) 1,001 (83) Settlement expenses with former advisor 1,600 — — — Workforce reduction 2,044 — — — Less: Noncontrolling Interests Adjustments (168) (168) (88) (88) Core FFO 62,217 64,891 Add (deduct) adjustments to arrive at AFFO: Recurring capital expenditures (2,493) $ 660 (2,601) $ 834 Straight-line rents 971 (451) 916 (438) Stock compensation expense 3,043 — 3,197 — Plus: Noncontrolling Interests Adjustments 209 209 396 396 AFFO $ 63,947 $ 66,799 Weighted average number of common shares outstanding - basic 166,825 166,561 Weighted average number of common shares outstanding - diluted 167,557 167,205 Per common share amounts - basic and diluted: Net income attributable to common stockholders $ 0.06 $ 0.44 FFO attributable to common stockholders - NAREIT Defined $ 0.35 $ 0.38 Core FFO attributable to common stockholders $ 0.37 $ 0.39 AFFO attributable to common stockholders $ 0.38 $ 0.40 (1) See Noncontrolling Interests Adjustments and Non-GAAP Measurements in Definitions and other Explanatory Information for discussion of our Proportionate Share and Non-GAAP Measurements. © Monogram Residential Trust, Inc. 8

(in thousands) (unaudited) Financial Information QTD Detail Recap of FFO Three Months Ended December 31, 2016 Three Months Ended December 31, 2015 Revenues: Amounts as Defined Noncontrolling Interests Adjustments (1) Amounts as Defined Noncontrolling Interests Adjustments (1) Rental revenues before straight-line rents $ 74,712 $ (22,929) $ 63,393 $ (19,095) Straight-line rents (251) 112 (264) 111 Rental revenues 74,461 63,129 Property operating expenses: Property operating expenses (including real estate taxes) (27,989) 8,905 (24,975) 7,841 Fee income: Asset management and other fees — 357 — 370 Property management fees — 851 — 690 Other: General and administrative expenses (4,293) 152 (4,814) 157 Corporate property management expenses (1,852) — (2,108) 10 Settlement expenses with former advisor (1,600) — — — Acquisition expenses (including start up expenses) (87) 22 (268) 57 Stock compensation expense (841) — (1,373) — Investment and development expenses (109) 45 (311) 135 Interest expense (2) (11,267) 3,394 (9,485) 2,553 Amortization of deferred financing costs (1,561) 354 (1,416) 294 Interest income 1,571 (4) 2,216 (7) Loss on early extinguishment of debt (10) 4 — — Other income, net 408 (105) 55 128 Dividends to preferred stockholders (86) 32 (87) 32 Depreciation and amortization related to non-real estate assets (147) 4 (136) — Less: Noncontrolling Interests Adjustments (8,806) (8,806) (6,724) (6,724) FFO - NAREIT defined $ 17,792 $ 13,703 Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., corporate property management expenses, stock compensation expenses, workforce reduction, etc.) See page 7 for reconciliation of net income attributable to common stockholders to FFO - NAREIT defined. (1) See Noncontrolling Interests Adjustments and Non-GAAP Measurements in Definitions and other Explanatory Information for discussion of our Proportionate Share and Non-GAAP Measurements. (2) See page 38 for components of interest expense, including contractual interest, capitalized interest and other finance fees. © Monogram Residential Trust, Inc. 9

Financial Information YTD Detail Recap of FFO (in thousands) (unaudited) Year Ended December 31, 2016 Year Ended December 31, 2015 Revenues: Amounts as Defined Noncontrolling Interests Adjustments (1) Amounts as Defined Proportionate Share of Unconsolidated Joint Venture (2) Noncontrolling Interests Adjustments (1) Rental revenues before straight-line rents $ 281,711 $ (85,818) $ 238,984 $ — $ (74,417) Straight-line rents (971) 451 (916) — 438 Rental revenues 280,740 238,068 Property operating expenses: Property operating expenses (including real estate taxes) (112,924) 36,037 (93,781) — 30,066 Fee income: Asset management and other fees — 1,476 — — 1,547 Property management fees — 3,203 — — 2,745 Disposition fees — — — — 990 Promoted interest payment — — — — 3,505 Other: General and administrative expenses (20,383) 633 (17,837) (8) 614 Corporate property management expenses (8,897) — (7,565) — (36) Settlement expenses with former advisor (1,600) — — — — Workforce reduction (2,044) — — — — Acquisition expenses (including start up expenses) (637) 159 (1,001) — 83 Stock compensation expense (3,043) — (3,197) — — Investment and development expenses (408) 176 (1,043) — 441 Interest expense (3) (43,888) 13,289 (30,351) — 8,126 Amortization of deferred financing costs (6,143) 1,333 (4,280) — 899 Interest income 7,097 (14) 10,172 135 103 Equity in income of investments in unconsolidated real estate joint ventures — — 250 (250) — Loss on early extinguishment of debt (41) 9 — — — Other income, net 113 54 127 13 528 Dividends to preferred stockholders (347) 128 (346) (1) 133 Depreciation and amortization related to non-real estate assets (568) 11 (511) — 8 Less: Adjustments for Unconsolidated joint ventures — — (111) (111) — Less: Noncontrolling Interests Adjustments (28,873) (28,873) (24,227) (24,227) FFO - NAREIT defined $ 58,154 $ 64,367 Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., corporate property management expenses, stock compensation expenses, workforce reduction, etc.) See page 8 for reconciliation of net income attributable to common stockholders to FFO - NAREIT defined. (1) See Noncontrolling Interests Adjustments and Non-GAAP Measurements in Definitions and other Explanatory Information for discussion of our Proportionate Share and Non-GAAP Measurements. (2) See Proportionate Share of Unconsolidated Joint Venture in Definitions and other Explanatory Information for discussion of our Proportionate Share. (3) See page 38 for components of interest expense, including contractual interest, capitalized interest and other finance fees. © Monogram Residential Trust, Inc. 10

(in millions, except per share amounts) (unaudited) Comparison of reported AFFO attributable to common stockholders 4Q 2016 to 4Q 2015: Financial Information AFFO Comparisons to 4Q 2016 AFFO attributable to common stockholders - 4Q 2016 $ 0.12 AFFO attributable to common stockholders - 4Q 2015 0.09 Increase in AFFO attributable to common stockholders - quarter over quarter $ 0.03 Major components of change quarter over quarter: Increase in NOI from same store, stabilized non-comparables and lease ups $ 0.04 Increase in interest expense, net of capitalized interest $ (0.01) Weighted average number of common shares outstanding - diluted - 4Q 2016 167.7 Weighted average number of common shares outstanding - diluted - 4Q 2015 167.2 Comparison of reported AFFO attributable to common stockholders 4Q 2016 to 3Q 2016: AFFO attributable to common stockholders - 4Q 2016 $ 0.12 AFFO attributable to common stockholders - 3Q 2016 0.10 Increase in AFFO attributable to common stockholders - quarter over quarter $ 0.02 Note: AFFO for 4Q 2016 was $0.12 per fully diluted share, an increase of $0.02 from 3Q 2016. The major component for the increase in AFFO was an increase in NOI from stabilized non-comparables and lease ups. © Monogram Residential Trust, Inc. 11

Portfolio Overview Equity Investments by Geographic Regions As of December 31,2016 5 operating communities Northern Cali£ornia 5 operating com munities Nevada 2 operating commumhes Colorado 4 operating communities ( -it ·Mid-Atlantic 6 operating communities Southern California 7 operating communities 1 development community Texas 11 operating communities * Georgia 1 operating comm florida 6 operating communities Operatin 8 (47 Communities, including developments in lease up) Developrnent (2 communities) Note: Excludes 2 debt investments 1 development community* © Monogram Residential Trust, Inc. 12

Portfolio Overview Summary of Number of Units and Communities Equity Investments: Same Store Total Units Total Communities December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Wholly owned 2,629 2,427 9 8 Wholly owned sold in 2016 — 283 — 1 Consolidated joint ventures 5,650 5,239 21 19 Consolidated joint venture sold in 2016 — 132 — 1 Total Same Store 8,279 8,081 30 29 Stabilized - Non Comparable Wholly owned 536 410 3 2 Consolidated joint ventures 2,868 2,088 10 9 Total Stabilized - Non Comparable 3,404 2,498 13 11 Total Stabilized 11,683 10,579 43 40 Lease up (including operating communities and developments in lease up) Wholly owned — 208 — 1 Consolidated joint ventures 1,339 2,044 4 5 Total Lease up (including operating communities and developments in lease up) 1,339 2,252 4 6 Developments under Construction Wholly owned — 120 — 1 Consolidated joint ventures 656 1,142 2 4 Total Developments under Construction 656 1,262 2 5 Land Held for Future Development Consolidated Joint Venture sold in 2016 N/A N/A — 1 Total Communities - Equity Investments 13,678 14,093 49 52 Debt Investments: Mezzanine Loans - Development, Lease up, and Stabilized Wholly owned 795 1,476 2 4 Total Communities - Debt Investments 795 1,476 2 4 Total Communities - Equity and Debt Investments 14,473 15,569 51 56 Recap of Totals by Category Wholly owned 3,960 4,641 14 16 Wholly owned sold in 2016 — 283 — 1 Consolidated joint ventures 10,513 10,513 37 37 Consolidated joint venture sold in 2016 — 132 — 2 Total Communities - Equity and Debt Investments 14,473 15,569 51 56 © Monogram Residential Trust, Inc. 13

Portfolio Overview Summary of Operating Communities As of December 31, 2016 Same Store Communities: Wholly owned Location Effective Ownership Year of Completion or Most Recent Substantial Development Units Percentage of Portfolio Based on YTD 2016 Proportionate Same Store NOI Skye 2905 (1) Denver, CO 100% 2010 400 Consolidated joint ventures 4550 Cherry Creek Denver, CO 55% 2004 288 7166 at Belmar Lakewood, CO 55% 2008 308 Colorado Totals 996 13.3 % Wholly owned The District Universal Boulevard (1) Orlando, FL 100% 2009 425 Consolidated joint ventures Satori Fort Lauderdale, FL 55% 2010 279 The Franklin Delray Delray Beach, FL 55% 2013 180 Florida Totals 884 9.9 % Wholly owned The Cameron (1) Silver Spring, MD 100% 2010 325 Consolidated joint ventures 55 Hundred Arlington, VA 55% 2010 234 Bailey's Crossing Alexandria, VA 55% 2010 414 Burrough's Mill Cherry Hill, NJ 55% 2004 308 The Lofts at Park Crest McLean, VA 55% 2008 131 Mid-Atlantic Totals 1,412 17.1 % Consolidated joint ventures The Venue Clark County, NV 55% 2009 168 Veritas (1) Henderson, NV 100% 2011 430 Nevada Totals 598 5.3 % Wholly owned Pembroke Woods Pembroke, MA 100% 2006 240 Stone Gate (1) Marlborough, MA 100% 2007 332 Consolidated joint venture West Village Mansfield, MA 55% 2008 200 New England Totals 772 10.6% (Table continued on next page; see page 17 for footnotes) © Monogram Residential Trust, Inc. 14

Portfolio Overview Summary of Operating Communities As of December 31, 2016 Same Store Communities (continued): Wholly owned Location Effective Ownership Year of Completion or Most Recent Substantial Development Units Percentage of Portfolio Based on YTD 2016 Proportionate Same Store NOI Acappella San Bruno, CA 100% 2010 163 Vara San Francisco, CA 100% 2013 202 Consolidated joint ventures Acacia on Santa Rosa Creek Santa Rosa, CA 55% 2003 277 Argenta San Francisco, CA 55% 2008 179 Northern California Totals 821 18.0 % Consolidated joint ventures Calypso Apartments and Lofts Irvine, CA 55% 2008 177 Forty55 Lofts Marina del Rey, CA 55% 2010 140 The Gallery at NoHo Commons Los Angeles, CA 55% 2008 438 San Sebastian Laguna Woods, CA 55% 2010 134 Southern California Totals 889 11.1 % Wholly owned Allegro (2) Addison, TX 100% 2013 393 Grand Reserve (1) Dallas, TX 100% 2009 149 Consolidated joint ventures Allusion West University Houston, TX 55% 2014 231 Briar Forest Lofts Houston, TX 55% 2008 352 Eclipse Houston, TX 55% 2009 330 Fitzhugh Urban Flats Dallas, TX 55% 2009 452 Texas Totals 1,907 14.7% Total Same Store Communities 2009 8,279 100.0 % Stabilized Non-Comparable Communities: Consolidated joint venture Point 21 Denver, CO 55% 2015 212 Colorado Totals 212 Wholly Owned The Mark Boca Raton, FL 100% 2015 208 The Mile Miami, FL 100% 2016 120 Consolidated joint venture Soma Miami, FL 55% 2016 418 Florida Totals 746 (Table continued on next page; see page 17 for footnotes) © Monogram Residential Trust, Inc. 15

Portfolio Overview Summary of Operating Communities As of December 31, 2016 Stabilized Non-Comparable Communities (continued): Location Effective Ownership Year of Completion or Most Recent Substantial Development Units Percentage of Portfolio Based on YTD 2016 Proportionate Same Store NOI Consolidated joint venture Cyan on Peachtree Atlanta, GA 55% 2015 329 Georgia Totals 329 Consolidated joint venture Everly Wakefield, MA 55% 2014 186 New England Totals 186 Wholly owned Ev San Diego, CA 100% 2015 208 Consolidated joint ventures Blue Sol Costa Mesa, CA 100% 2014 113 Verge San Diego, CA 70% 2016 444 Southern California Totals 765 Consolidated joint ventures 4110 Fairmount Dallas, TX 55% 2014 299 Arpeggio Victory Park Dallas, TX 55% 2014 377 Muse Museum District Houston, TX 55% 2014 270 SEVEN Austin, TX 55% 2015 220 Texas Totals 1,166 Total Stabilized / Non-Comparable Communities 2015 3,404 Lease up (including operating communities and developments in lease up): (3) Consolidated joint venture Nouvelle Tysons Corner, VA 55% 2015 461 Mid-Atlantic Totals 461 Consolidated joint venture Zinc Cambridge, MA 55% 2015 392 New England Totals 392 (Table continued on next page; see page 17 for footnotes) © Monogram Residential Trust, Inc. 16

Portfolio Overview Summary of Operating Communities As of December 31, 2016 Location Lease up (including operating communities and developments in lease up) (continued): (3) Consolidated joint venture Effective Ownership Year of Completion or Most Recent Substantial Development Units Percentage of Portfolio Based on YTD 2016 Proportionate Same Store NOI OLUME San Francisco, CA 55% 2016 121 Northern California Totals 121 Consolidated joint venture The Alexan Dallas, TX 50% N/A 365 Texas Totals 365 Total Lease up Communities 2015 1,339 Total Operating Communities 2011 13,022 (1) Acquired noncontrolling interests from PGGM in May 2015 (See page 32). For all but Veritas, we now own 100%. For Veritas, our Effective Ownership is 100% and based on contributed capital is 93.5%. We report all of these communities for all periods as Same Store. In February 2017, Grand Reserve was sold. (2) During 2013, we completed the development of the second phase of Allegro which added an additional 121 units. The property was initially completed in 2010. (3) These are communities included in the GAAP presentation in land, building and improvements except The Alexan which for GAAP presentation is partially included in land, buildings and improvements and the remaining balances are reflected in construction in progress on the consolidated balance sheet. © Monogram Residential Trust, Inc. 17

Portfolio Overview Summary of Notes Receivable (dollars in thousands) (unaudited) As of December 31, 2016 Community Location Ownership Total Commitment Contractual Principal Balance (1) Contractual Accrued Interest Maturity Date (2) Interest Rate (3) Jefferson at Stonebriar Frisco, TX 100% $ 16,735 $ 16,735 $ 1,425 6/25/2018 15.0% Jefferson at Riverside Irving, TX 100% 10,436 10,436 132 6/30/2018 15.0% Total Notes Receivable $ 27,171 $ 27,171 $ 1,557 15.0% (1) Excludes certain GAAP consolidated costs, primarily related to deferred income and loan origination costs of $0.5 million. (2) The borrowers generally have options to prepay prior to maturity date or to extend the maturity date for one to two years. (3) The interest rate is calculated on a weighted average based on the contractual principal balance including only recurring interest. Excluded from the interest rate are fees paid at initial closing or final payment. © Monogram Residential Trust, Inc. 18

(in thousands) (unaudited) Operating Performance Reconciliation of Proportionate Net Operating Income (“NOI”) Three Months Ended December 31, Year Ended December 31, 2016 2015 2016 2015 Reconciliation of net income (loss) to Proportionate NOI and Proportionate Same Store NOI: Net income (loss) $ 21,554 $ (7,489) $ 7,923 $ 66,683 Adjustments to reconcile net income (loss) to Proportionate NOI: Corporate property management expenses (1) 1,988 2,165 10,258 7,786 General and administrative expenses (1) 4,998 6,130 24,109 20,813 Settlement expenses with former advisor 1,600 — 1,600 — Interest expense 11,267 9,485 43,888 30,351 Amortization of deferred financing costs 1,561 1,416 6,143 4,280 Depreciation and amortization 31,372 28,139 123,623 102,726 Interest income (1,571) (2,216) (7,097) (10,172) Gains on sales of real estate (26,094) — (43,604) (82,975) Acquisition, investment and development expenses 113 316 545 4,812 Other, net (398) (55) (72) (377) Less: Noncontrolling Interests Adjustments (2) (13,893) (11,085) (49,172) (40,233) Proportionate NOI $ 32,497 $ 26,806 $ 118,144 $ 103,694 Less: non-comparable Rental revenue (17,319) (10,056) (57,949) (35,661) Property operating expenses, including real estate taxes 7,608 5,603 30,127 18,913 Proportionate Same Store NOI $ 22,786 $ 22,353 $ 90,322 $ 86,946 Plus: additional same store communities effective October 1, 2015 Rental revenue 4,663 4,694 N/A N/A Property operating expenses, including real estate taxes (1,742) (1,606) N/A N/A Proportionate Quarterly Stabilized Same Store NOI $ 25,707 $ 25,441 N/A N/A (1) Includes related stock compensation expense. (2) See Noncontrolling Interests Adjustments and Non-GAAP Measurements in Definitions and other Explanatory Information for discussion of our Proportionate Share and Non-GAAP Measurements. © Monogram Residential Trust, Inc. 19

(dollars in thousands) (unaudited) Operating Performance Proportionate Net Operating Income Three Months Ended December 31, Year Ended December 31, 2016 2015 Growth 2016 2015 Growth Proportionate rental revenue Same Store (1) $ 34,325 $ 34,089 0.7% $ 137,424 $ 133,907 2.6 % Stabilized Non-Comparable 13,248 7,969 N/A 45,082 18,917 N/A Lease Up 2,893 159 N/A 6,159 174 N/A Dispositions and other non-lease up developments (2) 1,178 1,928 N/A 6,708 16,570 N/A Total proportionate rental revenue 51,644 44,145 17.0% 195,373 169,568 15.2% Proportionate property operating expenses, including real estate taxes Same Store (1) 11,539 11,736 (1.7)% 47,102 46,961 0.3 % Stabilized Non-Comparable 5,514 4,046 N/A 21,273 11,012 N/A Lease Up 1,509 693 N/A 5,638 1,055 N/A Dispositions and other non-lease up developments (2) 585 864 N/A 3,216 6,846 N/A Total proportionate property operating expenses, including real estate taxes 19,147 17,339 10.4% 77,229 65,874 17.2% Proportionate NOI Same Store (1) 22,786 22,353 1.9% 90,322 86,946 3.9 % Stabilized Non-Comparable 7,734 3,923 N/A 23,809 7,905 N/A Lease Up 1,384 (534) N/A 521 (881) N/A Dispositions and other non-lease up developments (2) 593 1,064 N/A 3,492 9,724 N/A Total Proportionate NOI $ 32,497 $ 26,806 21.2% $ 118,144 $ 103,694 13.9% See Reconciliation of Proportionate NOI to net income (loss) on page 19. (1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM (see page 32). As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years. (2) See page 32 for listing of communities sold in 2016 and 2015. © Monogram Residential Trust, Inc. 20

(dollars in thousands) (unaudited) Operating Performance Proportionate QTD Net Operating Income by Geographic Region and Market % of Same Store Units Rental Revenue Property Operating Expenses Net Operating Income NOI by Market Same Store (1) Colorado QTD QTD QTD % QTD QTD % QTD QTD % QTD 4Q 2016 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 Denver 996 $ 4,087 $ 4,099 (0.3)% $ 1,092 $ 1,091 0.1% $ 2,995 $ 3,008 (0.4)% 13.1 % Colorado Total 996 4,087 4,099 (0.3)% 1,092 1,091 0.1% 2,995 3,008 (0.4)% 13.1% Florida North Florida 425 1,750 1,749 0.1% 505 500 1.0% 1,245 1,249 (0.3)% 5.5 % South Florida 459 1,670 1,613 3.5% 590 627 (5.9)% 1,080 986 9.5% 4.7 % Florida Total 884 3,420 3,362 1.7% 1,095 1,127 (2.8)% 2,325 2,235 4.0% 10.2% Mid-Atlantic Washington D.C. 1,104 5,019 5,037 (0.4)% 1,576 1,609 (2.1)% 3,443 3,428 0.4% 15.1 % Philadelphia 308 834 866 (3.7)% 379 398 (4.8)% 455 468 (2.8)% 2.0 % Mid-Atlantic Total 1,412 5,853 5,903 (0.8)% 1,955 2,007 (2.6)% 3,898 3,896 0.1% 17.1% Nevada Las Vegas 598 1,805 1,736 4.0% 569 594 (4.2)% 1,236 1,142 8.2% 5.4 % Nevada Total 598 1,805 1,736 4.0% 569 594 (4.2)% 1,236 1,142 8.2% 5.4% New England Boston 772 3,585 3,523 1.8% 1,145 1,191 (3.9)% 2,440 2,332 4.6% 10.7 % New England Total 772 3,585 3,523 1.8% 1,145 1,191 (3.9)% 2,440 2,332 4.6% 10.7% Northern California San Francisco 821 5,857 5,792 1.1% 1,828 1,912 (4.4)% 4,029 3,880 3.8% 17.7 % Northern California Total 821 5,857 5,792 1.1% 1,828 1,912 (4.4)% 4,029 3,880 3.8% 17.7% Southern California Los Angeles 889 3,645 3,549 2.7% 1,115 1,140 (2.2)% 2,530 2,409 5.0% 11.1 % Southern California Total 889 3,645 3,549 2.7% 1,115 1,140 (2.2)% 2,530 2,409 5.0% 11.1% Texas Dallas 994 4,012 3,927 2.2% 1,664 1,650 0.8% 2,348 2,277 3.1% 10.3 % Houston 913 2,061 2,198 (6.2)% 1,076 1,024 5.1% 985 1,174 (16.1)% 4.4 % Texas Total 1,907 6,073 6,125 (0.8)% 2,740 2,674 2.5% 3,333 3,451 (3.4)% 14.7% Total Same Store 8,279 34,325 34,089 0.7% 11,539 11,736 (1.7)% 22,786 22,353 1.9% 100% (Table continued on next page) © Monogram Residential Trust, Inc. 21

(dollars in thousands) (unaudited) Operating Performance Proportionate QTD Net Operating Income by Geographic Region and Market % of Same Store Units Rental Revenue Property Operating Expenses Net Operating Income NOI by Market Stabilized Non-Comparable Colorado QTD QTD QTD % QTD QTD % QTD QTD % QTD 4Q 2016 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 Denver 212 639 639 N/A 188 178 N/A 451 461 N/A N/A Colorado Total 212 639 639 N/A 188 178 N/A 451 461 N/A N/A Florida South Florida 746 3,381 1,310 N/A 1,429 530 N/A 1,952 780 N/A N/A Florida Total 746 3,381 1,310 N/A 1,429 530 N/A 1,952 780 N/A N/A Georgia Atlanta 329 1,021 691 N/A 451 372 N/A 570 319 N/A N/A Georgia Total 329 1,021 691 N/A 451 372 N/A 570 319 N/A N/A New England Boston 186 655 641 N/A 195 183 N/A 460 458 N/A N/A New England Total 186 655 641 N/A 195 183 N/A 460 458 N/A N/A Southern California Los Angeles 113 879 879 N/A 287 231 N/A 592 648 N/A N/A San Diego 652 3,202 501 N/A 1,390 1,132 N/A 1,812 (631) N/A N/A Southern California Total 765 4,081 1,380 N/A 1,677 1,363 N/A 2,404 17 N/A N/A Texas Austin 220 981 774 N/A 501 405 N/A 480 369 N/A N/A Dallas 676 1,700 1,726 N/A 751 701 N/A 949 1,025 N/A N/A Houston 270 790 808 N/A 322 314 N/A 468 494 N/A N/A Texas Total 1,166 3,471 3,308 N/A 1,574 1,420 N/A 1,897 1,888 N/A N/A Total Stabilized Non-Comparable 3,404 13,248 7,969 66% 5,514 4,046 36% 7,734 3,923 97 % N/A Lease up (includes operating and development communities) Mid-Atlantic 461 1,051 55 N/A 537 300 N/A 514 (245) N/A N/A New England 392 1,105 92 N/A 466 341 N/A 639 (249) N/A N/A Northern California 121 546 — N/A 295 8 N/A 251 (8) N/A N/A Texas 365 191 12 N/A 211 44 N/A (20) (32) N/A N/A Total Lease up 1,339 2,893 159 N/A 1,509 693 N/A 1,384 (534) N/A N/A Dispositions and other non-lease up developments — 1,178 1,928 N/A 585 864 N/A 593 1,064 N/A N/A Total Portfolio 13,022 $ 51,644 $ 44,145 17.0% $ 19,147 $ 17,339 10.4% $ 32,497 $ 26,806 21.2 % N/A Note: Property operating expenses (including real estate taxes) from QTD Detail Recap of FFO on page 9 differ from the amounts above due to reclasses between FFO line items (e.g., start up expenses). (1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM (See page 32). As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years. © Monogram Residential Trust, Inc. 22

(dollars in thousands) (unaudited) Operating Performance Proportionate YTD Net Operating Income by Geographic Region and Market % of Same Store Units Rental Revenue Property Operating Expenses Net Operating Income NOI by Market Same Store (1) Colorado YTD YTD YTD % YTD YTD % YTD YTD % YTD 4Q 2016 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 Denver 996 $ 16,470 $ 16,139 2.1% $ 4,499 $ 4,462 0.8% $ 11,971 $ 11,677 2.5% 13.3 % Colorado Total 996 16,470 16,139 2.1% 4,499 4,462 0.8% 11,971 11,677 2.5% 13.3% Florida North Florida 425 7,060 6,800 3.8% 2,208 2,209 — % 4,852 4,591 5.7% 5.4 % South Florida 459 6,601 6,406 3.0% 2,537 2,515 0.9% 4,064 3,891 4.4% 4.5 % Florida Total 884 13,661 13,206 3.4% 4,745 4,724 0.4% 8,916 8,482 5.1% 9.9% Mid-Atlantic Washington D.C. 1,104 20,174 19,796 1.9% 6,566 6,663 (1.5)% 13,608 13,133 3.6% 15.0 % Philadelphia 308 3,399 3,390 0.3% 1,531 1,576 (2.9)% 1,868 1,814 3.0% 2.1 % Mid-Atlantic Total 1,412 23,573 23,186 1.7% 8,097 8,239 (1.7)% 15,476 14,947 3.5% 17.1% Nevada Las Vegas 598 7,099 6,772 4.8% 2,353 2,270 3.7% 4,746 4,502 5.4% 5.3 % Nevada Total 598 7,099 6,772 4.8% 2,353 2,270 3.7% 4,746 4,502 5.4% 5.3% New England Boston 772 14,340 13,820 3.8% 4,775 4,949 (3.5)% 9,565 8,871 7.8% 10.6 % New England Total 772 14,340 13,820 3.8% 4,775 4,949 (3.5)% 9,565 8,871 7.8% 10.6% Northern California San Francisco 821 23,462 22,743 3.2% 7,174 7,224 (0.7)% 16,288 15,519 5.0% 18.0 % Northern California Total 821 23,462 22,743 3.2% 7,174 7,224 (0.7)% 16,288 15,519 5.0% 18.0% Southern California Los Angeles 889 14,427 13,835 4.3% 4,441 4,452 (0.2)% 9,986 9,383 6.4% 11.1 % Southern California Total 889 14,427 13,835 4.3% 4,441 4,452 (0.2)% 9,986 9,383 6.4% 11.1% Texas Dallas 994 15,900 15,400 3.2% 6,629 6,582 0.7% 9,271 8,818 5.1% 10.2 % Houston 913 8,492 8,806 (3.6)% 4,389 4,059 8.1% 4,103 4,747 (13.6)% 4.5 % Texas Total 1,907 24,392 24,206 0.8% 11,018 10,641 3.5% 13,374 13,565 (1.4)% 14.7% Total Same Store 8,279 137,424 133,907 2.6% 47,102 46,961 0.3% 90,322 86,946 3.9% 100% (Table continued on next page) © Monogram Residential Trust, Inc. 23

(dollars in thousands) (unaudited) Operating Performance Proportionate YTD Net Operating Income by Geographic Region and Market % of Same Store Units Rental Revenue Property Operating Expenses Net Operating Income NOI by Market Stabilized Non-Comparable Colorado YTD YTD YTD % YTD YTD % YTD YTD % YTD 4Q 2016 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 4Q 2015 Change 4Q 2016 Denver 212 2,588 1,256 N/A 820 735 N/A 1,768 521 N/A N/A Colorado Total 212 2,588 1,256 N/A 820 735 N/A 1,768 521 N/A N/A Florida South Florida 746 10,095 1,337 N/A 5,547 602 N/A 4,548 735 N/A N/A Florida Total 746 10,095 1,337 N/A 5,547 602 N/A 4,548 735 N/A N/A Georgia Atlanta 329 3,802 1,150 N/A 1,761 947 N/A 2,041 203 N/A N/A Georgia Total 329 3,802 1,150 N/A 1,761 947 N/A 2,041 203 N/A N/A New England Boston 186 2,591 1,655 N/A 691 769 N/A 1,900 886 N/A N/A New England Total 186 2,591 1,655 N/A 691 769 N/A 1,900 886 N/A N/A Southern California Los Angeles 113 3,494 2,871 N/A 1,169 1,242 N/A 2,325 1,629 N/A N/A San Diego 652 8,489 613 N/A 4,900 1,558 N/A 3,589 (945) N/A N/A Southern California Total 765 11,983 3,484 N/A 6,069 2,800 N/A 5,914 684 N/A N/A Texas Austin 220 4,062 1,212 N/A 1,940 1,048 N/A 2,122 164 N/A N/A Dallas 676 6,783 6,141 N/A 3,120 2,854 N/A 3,663 3,287 N/A N/A Houston 270 3,178 2,682 N/A 1,325 1,257 N/A 1,853 1,425 N/A N/A Texas Total 1,166 14,023 10,035 N/A 6,385 5,159 N/A 7,638 4,876 N/A N/A Total Stabilized Non-Comparable 3,404 45,082 18,917 138% 21,273 11,012 93% 23,809 7,905 201 % N/A Lease up (includes operating and development communities) Mid-Atlantic 461 2,415 60 N/A 2,284 435 N/A 131 (375) N/A N/A New England 392 2,352 103 N/A 1,891 508 N/A 461 (405) N/A N/A Northern California 121 1,074 — N/A 857 11 N/A 217 (11) N/A N/A Texas 365 318 11 N/A 606 101 N/A (288) (90) N/A N/A Total Lease up 1,339 6,159 174 N/A 5,638 1,055 N/A 521 (881) N/A N/A Dispositions and other non-lease up developments — 6,708 16,570 N/A 3,216 6,846 N/A 3,492 9,724 N/A N/A Total Portfolio 13,022 $ 195,373 $ 169,568 15.2% $ 77,229 $ 65,874 17.2% $ 118,144 $ 103,694 13.9 % N/A Note: Property operating expenses (including real estate taxes) from YTD Detail Recap of FFO on page 10 differ from the amounts above due to reclasses between FFO line items (e.g., start up expenses). (1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM (See page 32). As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years. © Monogram Residential Trust, Inc. 24

Operating Performance Proportionate Same Store and Proportionate Quarterly Stabilized Same Store Net Operating Income Growth by Geographic Region and Market Calendar Year Same Store - 30 Communities Quarterly Stabilized Same Store (1) - 36 Communities Same Store - Effective January 1, 2015 Same Store - Effective October 1, 2015 Communities Units Rental Revenue Property Operating Expenses Net Operating Income Communities Units Rental Revenue Property Operating Expenses Net Operating Income Same Store Colorado QTD % Change (2) QTD % Change (3) Denver 3 996 (0.3)% 0.1% (0.4)% 4 1,208 (0.3)% 0.8% (0.7)% Colorado Total 3 996 (0.3)% 0.1% (0.4)% 4 1,208 (0.3)% 0.8% (0.7)% Florida North Florida 1 425 0.1% 1.0% (0.3)% 1 425 0.1% 1.1% (0.3)% South Florida 2 459 3.5% (5.9)% 9.5% 2 459 3.5% (5.9)% 9.5 % Florida Total 3 884 1.7% (2.8)% 4.0% 3 884 1.7% (2.8)% 4.0 % Mid-Atlantic Washington D.C. 4 1,104 (0.4)% (2.1)% 0.4% 4 1,104 (0.4)% (2.1)% 0.4 % Philadelphia 1 308 (3.7)% (4.8)% (2.8)% 1 308 (3.7)% (4.8)% (2.8)% Mid-Atlantic Total 5 1,412 (0.8)% (2.6)% 0.1% 5 1,412 (0.8)% (2.6)% 0.1 % Nevada Las Vegas 2 598 4.0% (4.2)% 8.2% 2 598 4.0% (4.2)% 8.2 % Nevada Total 2 598 4.0% (4.2)% 8.2% 2 598 4.0% (4.2)% 8.2 % New England Boston 3 772 1.8% (3.9)% 4.6% 4 958 1.9% (2.4)% 4.0 % New England Total 3 772 1.8% (3.9)% 4.6% 4 958 1.9% (2.4)% 4.0 % Northern California San Francisco 4 821 1.1% (4.4)% 3.8% 4 821 1.1% (4.4)% 3.8 % Northern California Total 4 821 1.1% (4.4)% 3.8% 4 821 1.1% (4.4)% 3.8 % Southern California Los Angeles 4 889 2.7% (2.2)% 5.0% 5 1,002 2.2% 2.4% 2.1 % Southern California Total 4 889 2.7% (2.2)% 5.0% 5 1,002 2.2% 2.4% 2.1 % Texas Dallas 3 994 2.2% 0.8% 3.1% 5 1,670 1.0% 2.6% (0.1)% Houston 3 913 (6.2)% 5.1% (16.1)% 4 1,183 (5.1)% 4.5% (12.8)% Texas Total 6 1,907 (0.8)% 2.5% (3.4)% 9 2,853 (1.1)% 3.3% (4.4)% Total Same Store 30 8,279 0.7% (1.7)% 1.9% 36 9,736 0.5% (0.5)% 1.1% (1) Quarterly Stabilized Same Store includes multifamily communities stabilized effective October 1, 2015. For 4Q 2016, we added six additional multifamily communities to our Quarterly Same Store communities increasing the total to 36. (2) QTD % change from page 21 for 30 communities stabilized as of January 1, 2015. (3) QTD % change for 36 communities stabilized as of October 1, 2015. © Monogram Residential Trust, Inc. 25

Operating Metrics Consolidated QTD and YTD Operating Metrics by Geographic Region and Market (1) Units Operating Margin Operating Margin Period End Occupancy Weighted Average Occupancy Monthly Rental Revenue per Unit Same Store Colorado QTD QTD QTD YTD YTD QTD QTD QTD QTD QTD QTD 4Q 2016 4Q 2016 4Q 2015 4Q 2016 4Q 2015 4Q 2016 4Q 2015 4Q 2016 4Q 2015 4Q 2016 4Q 2015 Denver 996 72.5% 72.4% 71.9% 71.6% 92.6% 95.1% 93.9% 95.4% $ 1,864 $ 1,853 Colorado Total 996 72.5% 72.4% 71.9% 71.6% 92.6% 95.1% 93.9% 95.4% 1,864 1,853 Florida North Florida 425 71.1% 71.4% 68.7% 67.5% 91.3% 95.5% 93.1% 95.7% 1,270 1,234 South Florida 459 64.7% 61.1% 61.6% 60.7% 94.8% 96.3% 96.4% 96.3% 2,095 2,067 Florida Total 884 67.0% 65.0% 64.2% 63.3% 93.1% 95.9% 94.8% 96.0% 1,699 1,666 Mid-Atlantic Washington D.C. 1,104 68.1% 67.1% 66.6% 65.7% 93.8% 94.8% 94.7% 95.7% 2,084 2,092 Philadelphia 308 54.6% 54.1% 54.9% 53.5% 93.2% 96.4% 93.4% 95.7% 1,624 1,605 Mid-Atlantic Total 1,412 65.8% 64.8% 64.6% 63.6% 93.7% 95.2% 94.4% 95.7% 1,983 1,986 Nevada Las Vegas 598 67.5% 64.9% 65.8% 65.7% 96.5% 93.8% 95.4% 94.8% 1,100 1,063 Nevada Total 598 67.5% 64.9% 65.8% 65.7% 96.5% 93.8% 95.4% 94.8% 1,100 1,063 New England Boston 772 68.0% 66.2% 67.0% 64.5% 94.7% 96.5% 95.5% 97.2% 1,700 1,661 New England Total 772 68.0% 66.2% 67.0% 64.5% 94.7% 96.5% 95.5% 97.2% 1,700 1,661 Northern California San Francisco 821 69.1% 66.8% 69.7% 68.4% 95.3% 95.6% 95.0% 95.5% 3,055 3,035 Northern California Total 821 69.1% 66.8% 69.7% 68.4% 95.3% 95.6% 95.0% 95.5% 3,055 3,035 Southern California Los Angeles 889 69.4% 67.9% 69.2% 67.8% 95.3% 96.1% 95.2% 95.8% 2,347 2,276 Southern California Total 889 69.4% 67.9% 69.2% 67.8% 95.3% 96.1% 95.2% 95.8% 2,347 2,276 Texas Dallas 994 57.9% 57.5% 57.3% 56.8% 94.4% 96.1% 95.6% 96.0% 1,626 1,589 Houston 913 47.8% 53.4% 48.3% 53.9% 96.0% 95.0% 94.2% 93.8% 1,354 1,440 Texas Total 1,907 53.5% 55.6% 53.3% 55.5% 95.1% 95.5% 95.0% 94.9% 1,496 1,518 Total Same Store 8,279 65.8% 64.9% 65.1% 64.5% 94.4% 95.5% 94.8% 95.6% $ 1,882 $ 1,866 (Table continued on next page) © Monogram Residential Trust, Inc. 26

Operating Metrics Consolidated QTD and YTD Operating Metrics by Geographic Region and Market (1) Units Operating Margin Operating Margin Period End Occupancy Weighted Average Occupancy Monthly Rental Revenue per Unit Stabilized Non-Comparable Colorado QTD QTD QTD YTD YTD QTD QTD QTD QTD QTD QTD 4Q 2016 4Q 2016 4Q 2015 4Q 2016 4Q 2015 4Q 2016 4Q 2015 4Q 2016 4Q 2015 4Q 2016 4Q 2015 Denver 212 70.6 % N/A 68.3 % N/A 97.2% 95.3% 97.0% 94.7% $ 1,798 N/A Colorado Total 212 70.6 % N/A 68.3 % N/A 97.2% 95.3% 97.0% 94.7% 1,798 N/A Florida South Florida (2) 746 64.4 % N/A 48.0 % N/A 95.0% 35.1% 90.7% 26.7% 2,246 N/A Florida Total 746 64.4 % N/A 48.0 % N/A 95.0% 35.1% 90.7% 26.7% 2,246 N/A Georgia Atlanta 329 55.9 % N/A 53.7 % N/A 91.5% 68.7% 91.0% 62.8% 2,052 N/A Georgia Total 329 55.9 % N/A 53.7 % N/A 91.5% 68.7% 91.0% 62.8% 2,052 N/A New England Boston 186 70.2 % N/A 73.3 % N/A 93.6% 94.6% 95.5% 97.8% 2,076 N/A New England Total 186 70.2 % N/A 73.3 % N/A 93.6% 94.6% 95.5% 97.8% 2,076 N/A Southern California Los Angeles 113 67.3 % N/A 66.6 % N/A 96.5% 92.0% 95.6% 98.2% 2,551 N/A San Diego 652 56.3 % N/A 42.8 % N/A 96.2% 31.6% 95.2% 23.8% 2,081 N/A Southern California Total 765 58.3 % N/A 48.8 % N/A 96.2% 40.5% 95.3% 34.8% 2,150 N/A Texas Austin 220 48.9 % N/A 52.2 % N/A 93.2% 94.1% 91.2% 80.5% 2,845 N/A Dallas 676 55.8 % N/A 54.0 % N/A 95.4% 93.9% 95.0% 95.3% 1,552 N/A Houston 270 59.2 % N/A 58.3 % N/A 97.0% 96.7% 98.4% 98.1% 1,744 N/A Texas Total 1,166 54.6 % N/A 54.5 % N/A 95.4% 94.6% 95.1% 93.2% 1,841 N/A Total Stabilized Non-Comparable 3,404 59.6 % N/A 54.3 % N/A 95.1% 67.0% 93.9% 62.9% $ 2,030 N/A Total Stabilized 11,683 64.0 % N/A 62.3 % N/A 94.6% 87.2% 94.6% 86.1% $ 1,925 N/A Lease up (includes operating and development communities) Mid-Atlantic 461 N/A N/A N/A N/A 66.4 % N/A 62.6 % N/A N/A N/A New England 392 N/A N/A N/A N/A 69.1 % N/A 66.5 % N/A N/A N/A Northern California 121 N/A N/A N/A N/A 84.3 % N/A 80.2 % N/A N/A N/A Texas 365 N/A N/A N/A N/A 30.4 % N/A 27.1 % N/A N/A N/A Total Lease up 1,339 N/A N/A N/A N/A 59.0 % N/A 55.7 % N/A N/A N/A (1) Operating margin and monthly rental revenue per unit are only provided for communities that are stabilized as of the end of the period. Such metrics are not meaningful prior to stabilization. (2) Includes a community that was not stabilized for the full quarter, thus the operating margin for the partial period was not provided as it is not meaningful. The operating margins reported for QTD and YTD for Total Stabilized Non-Comparable and Total Stabilized exclude results for this community. © Monogram Residential Trust, Inc. 27

(dollars in thousands) (unaudited) Same Store Properties Detailed Comparison by Major Operating Expense Categories Operating Metrics Consolidated QTD and YTD Same Store Operating Expenses Three Months Ended December 31, Year ended December 31, 2016 2015 $ Change % Change 2016 2015 $ Change % Change Onsite management $ 4,352 $ 4,444 $ (92) (2.1)% $ 17,701 $ 17,014 $ 687 4.0 % Marketing 520 650 (130) (20.0)% 2,320 2,610 (290) (11.1)% Repairs and maintenance, including expensed turnover costs 2,588 3,034 (446) (14.7)% 11,385 11,664 (279) (2.4)% Utilities 1,769 1,742 27 1.5% 7,124 7,164 (40) (0.6)% Insurance 459 478 (19) (4.0)% 1,870 2,230 (360) (16.1)% Real estate taxes 6,630 6,305 325 5.2% 26,558 25,870 688 2.7 % Other 185 212 (27) (12.7)% 553 511 42 8.2 % Total Operating Expenses $ 16,503 $ 16,865 $ (362) (2.1)% $ 67,511 $ 67,063 $ 448 0.7 % Same Store Properties Percentage of Total Operating Expenses Three Months Ended December 31, Year ended December 31, 2016 2015 2016 2015 Onsite management 26.4% 26.3% 26.2% 25.4 % Marketing 3.1% 3.9% 3.4% 3.9 % Repairs and maintenance, including expensed turnover costs 15.7% 18.0% 16.9% 17.4 % Utilities 10.7% 10.3% 10.6% 10.7 % Insurance 2.8% 2.8% 2.8% 3.3 % Real estate taxes 40.2% 37.4% 39.3% 38.6 % Other 1.1% 1.3% 0.8% 0.7 % Total Operating Expenses 100% 100% 100% 100% © Monogram Residential Trust, Inc. 28

(dollars in thousands, except per unit amounts) (unaudited) Capital Expenditures - Same Store Operating Metrics Consolidated Capital Expenditures-Same Store Three months ended December 31, Year ended December 31, 2016 2015 % Change 2016 2015 % Change Recurring $ 506 $ 535 (5.4)% $ 2,106 $ 1,896 11.1 % Non-Recurring 588 556 5.8% 3,922 4,042 (3.0)% Revenue Producing 164 540 (69.6)% 1,423 1,678 (15.2)% Total capital expenditures - Same Store $ 1,258 $ 1,631 (22.9)% $ 7,451 $ 7,616 (2.2)% Capital Expenditures per Unit - Same Store Recurring $ 61 $ 65 (6.2)% $ 254 $ 229 10.9 % Non-Recurring 71 67 6.0% 474 488 (2.9)% Revenue Producing 20 65 (69.2)% 172 203 (15.3)% Total capital expenditures per unit - Same Store $ 152 $ 197 (22.8)% $ 900 $ 920 (2.2)% Capital Expenditures as a Percentage of Rental Revenue - Same Store Recurring 1.1% 1.1% 1.1% 1.0 % Non-Recurring 1.2% 1.2% 2.0% 2.1 % Revenue Producing 0.3% 1.1% 0.8% 0.9 % Total capital expenditures as a percentage of rental revenue - Same Store 2.6% 3.4% 3.9% 4.0% © Monogram Residential Trust, Inc. 29

(dollars in thousands) (unaudited) Operating Metrics Consolidated QTD General and Administrative and Corporate Property Management Expenses For the Three Months Ended December 31, 2016 General and Administrative Expenses Corporate Property Management Expenses Total Expenses Annualized Expenses Total General and administrative and corporate property management expenses (1) $ 4,293 $ 1,852 $ 6,145 $ 24,580 Less: Asset management and property management fee income (2) (357) (851) (1,208) (4,832) Net Expenses $ 3,936 $ 1,001 $ 4,937 $ 19,748 Assets under management: Net Expenses as percentage of Total Consolidated Revenue 5.3% 1.3% 6.6% 6.6% Net Expenses as percentage of Total Consolidated Gross Assets (3) 0.11% 0.03% 0.13% 0.53% Note: A common financial metric to present general and administrative expense efficiency is to calculate general and administrative expenses as a percent of assets under management for revenues and gross asset costs (costs prior to accumulated depreciation and amortization). We believe calculating these ratios is useful to our investors and analysts as it reflects performance related to the general and administrative expenses on a consolidated basis, which includes enterprise-wide results and our economic share of fee income. Our presentation also reflects expenses net of stock compensation expense and annualized amounts, which we believe provides for a more consistent comparison to other real estate companies. We also include annualized calculations from the latest quarter; however, the last quarter may not be reflective in all cases of full year results. (1) General and administrative expenses exclude stock compensation expense of $0.7 million and corporate property management expenses exclude stock compensation expense of $0.1 million. (2) Asset management and property management fee income represent fee income earned by the Company and the noncontrolling interests’ share of revenues. As all of our joint ventures are consolidated, this fee income is eliminated upon consolidation. (3) Total consolidated gross assets, which adds back accumulated depreciation and amortization, is included as a benchmark metric as it is representative of the Company’s assets under management, and is calculated as follows: Total assets per page 4 Accumulated depreciation per page 4 $ 3,200,102 461,869 Accumulated depreciation of corporate assets 1,256 Accumulated amortization of intangibles 36,007 Total gross assets under management $ 3,699,234 © Monogram Residential Trust, Inc. 30

Capital Deployment Summary of Developments (dollars in thousands, except costs per unit) (unaudited) As of December 31, 2016 Proportionate Share by Property (3) Community Operating Communities in Lease up (2) Effective Ownership % Actual/ Estimated Units Actual/ Estimated Construction Start Date Actual/ Estimated Date First Units Actual/ Estimated Completion Date (1) Actual/ Estimated Stabilization Date (1) Estimated Economic Costs per Unit Occupancy Percent Complete Estimated Total Economic Costs Economic Costs Incurred as of December 31, 2016 Projected NOI Yield at Stabilization OLUME - San Francisco, CA 55% 121 2Q 2014 1Q 2016 1Q 2016 1Q 2017 $537,782 84% 97% $ 36,082 $ 35,150 5.0% Zinc - Cambridge, MA 55% 392 2Q 2013 3Q 2015 4Q 2015 3Q 2017 465,403 69% 99% 101,162 100,022 5.4% Nouvelle - Tysons Corner, VA 55% 461 4Q 2013 3Q 2015 4Q 2015 3Q 2017 370,908 66% 99% 94,813 93,494 5.5% Total in Lease up 974 429,670 69% 99% 232,057 228,666 5.4% Developments in Lease up The Alexan - Dallas, TX 50% 365 3Q 2013 2Q 2016 1Q 2017 4Q 2017 266,522 30% 96% 48,553 46,556 5.8% Total Developments in Lease up 365 266,522 30% 96% 48,553 46,556 5.8% Construction Caspian Delray Beach - Delray Beach, FL 55% 146 4Q 2014 1Q 2017 2Q 2017 4Q 2017 278,812 N/A 91% 22,572 20,533 6.3% Lucé - Huntington Beach, CA 65% 510 4Q 2015 1Q 2018 3Q 2018 2Q 2019 344,377 N/A 41% 114,776 46,687 6.6% Total Construction 656 329,785 N/A 49% 137,348 67,220 6.5% Total Developments 1,995 $366,976 82% $ 417,958 $ 342,442 5.8% (1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders). (2) These communities are included in the GAAP presentation in land, buildings and improvements but are still in lease up and still have some remaining development costs. (3) These amounts are our Proportionate Share by property. See Proportionate Share in Definitions and other Explanatory Information for discussion of our methodology for calculating and presenting our Proportionate Share. This information is used by management and may be helpful to investors and lenders in determining our share of development costs projected and incurred and the projected NOI yield at stabilization attributable to our shareholders. The corresponding consolidated amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2016, Item 2. and should be reviewed in conjunction with that information. Accordingly, users are cautioned that such information excludes the full consolidated GAAP amounts. (4) Estimated development cash costs to complete: Proportionate Share: As of December 31, 2016 Estimated total Economic Costs $ 417,958 Less: Costs incurred (342,442) Plus: Net accrued and unpaid estimated Economic Costs (including retainage, construction payables and construction escrows) 10,741 Total Estimated Development Cash Costs to Complete $ 86,257 Total estimated development cash costs to complete by funding source Construction loan draws under binding loan commitments $ 63,077 Other, including cash and credit facilities (a) 23,180 Total Estimated Development Cash Costs to Complete $ 86,257 (a) The sources identified may be supplemented with other capital sources. © Monogram Residential Trust, Inc. 31

(dollars in thousands, except per unit data) (unaudited) Effective Capital Deployment Acquisition and Disposition Summary - Three Years Assumed Communities Acquired 2015 Ownership % Acquired Location Number of Units Purchase Price per Unit Purchase Price 100% Debt 100% The Mile (1) 100% Miami, FL 120 $ 400,000 $ 48,000 $ — Ev (1) 100% San Diego, CA 208 403,606 83,950 — The Mark 100% Boca Raton, FL 208 392,981 81,740 — PGGM Buyout: (2) The District Universal Boulevard 44.5% Orlando, FL 425 176,471 75,000 37,203 Veritas 41.6% Henderson, NV 430 144,186 62,000 35,618 The Cameron 44.5% Silver Spring, MD 325 400,000 130,000 64,914 Skye 2905 44.5% Denver, CO 400 302,500 121,000 56,100 Grand Reserve 25.6% Dallas, TX 149 279,866 41,700 20,771 Stone Gate 44.5% Marlborough, MA 332 234,940 78,000 34,751 Total 2,597 $ 277,778 $ 721,390 $ 249,357 Communities Sold 2016 Effective Ownership % Sold Location Number of Units Gross Sales Price per Unit Gross Sales Price 100% Gross Book Value at Time of Sale 100% Renaissance (3) 55.5% Concord, CA 134 $ 487,709 $ 65,353 $ 52,809 The Reserve at LaVista Walk 100% Atlanta, GA 283 202,120 57,200 40,190 2015 Post Oak 100% Houston, TX 392 229,745 90,060 64,745 Burnham Pointe 100% Chicago, IL 298 422,819 126,000 88,533 Shady Grove (4) 100% Rockville, MD 366 N/A 38,465 38,415 2014 Tupelo Alley 55.5% Portland, OR 188 281,144 52,855 39,930 Total 1,661 $ 302,292 $ 429,933 $ 324,622 (1) Acquisition of a multifamily community in lease up. During 2016, each of the communities achieved stabilized operations. (2) In May 2015, we acquired noncontrolling interests in six co-investment ventures with PGGM related to equity investments. (3) The sale in August 2016 included the operating property as well as land held for future development. As of December 31, 2016, $2.0 million of net gain on sale profit was deferred. (4) In June 2015, we sold the development to a group led by the developer partner. The gross book value at time of sale is net of an impairment of $3.1 million (primarily related to non-recovery of certain non- cash GAAP capitalized costs) recorded during 2Q 2015. © Monogram Residential Trust, Inc. 32

(dollars in thousands) (unaudited) Capitalization Debt Summary As of December 31, 2016 Company Level Debt Total Consolidated Contractual Balance (1)(2)(4) Weighted Average Time to Maturity (3) Consolidated Weighted Average Contractual Interest Rate Proportionate Share of Contractual Balance (1)(4) Percent of Total Proportionate Share Debt Company Portion of Recourse Debt (5) Fixed Rate - Mortgages Payable $ 292,601 2.2 years 3.88% $ 292,601 29.0% $ — $150 Million Credit Facility (6) 10,000 0.3 years 2.78% 10,000 1.0% — $200 Million Credit Facility — 2.0 years 3.27% — —% — Total Company Level Debt 302,601 2.2 years 3.85% 302,601 30.0% Co-Investment Venture Level Debt Fixed Rate - Mortgages Payable (6) 636,581 3.0 years 3.23% 366,358 36.3% — Variable Rate - Mortgages Payable 35,555 0.6 years 2.71% 19,555 2.0% — Fixed Rate - Construction Notes Payable - In Construction 50,862 1.6 years 4.00% 25,383 2.5% — Variable Rate - Construction Notes Payable - Operating 498,489 1.4 years 2.85% 285,431 28.3% 71,637 Variable Rate - Construction Notes Payable - In Construction 16,405 2.3 years 2.92% 9,097 0.9% 4,101 Total Co-Investment Venture Level Debt 1,237,892 2.2 years 3.09% 705,824 70.0% 75,738 Total Company Level and Co-Investment Venture Level Debt 1,540,493 2.2 years 3.24% 1,008,425 100.0% $ 75,738 Plus: unamortized adjustments from business combinations (7) 976 924 Less: deferred financing costs, net (8) (11,239) (8,370) Total Debt per Consolidated Balance Sheet $ 1,530,230 (1) The amounts listed are the contractual amounts on each loan at the consolidated or Proportionate Share amount. Total net deferred financing costs and unamortized GAAP adjustments from business combinations are provided in total to reconcile to total debt per the consolidated/proportionate reported amounts. (2) As of December 31, 2016, four communities with a gross GAAP carrying value of $178.2 million were unsecured. (3) Information provided is before any extension options, weighted using the consolidated contractual balances. (4) As more fully explained on page 40, our $200 million Credit Facility contains material financial covenants. This schedule, in conjunction with page 40, provides information related to those financial covenants that management uses in managing our business and we believe could be helpful for investors, lenders and analysts in evaluating our covenants. As noted on page 40, substantially all of that information is presented on our Proportionate Share. Such amounts are not calculated using amounts in accordance with GAAP. Accordingly the results and the presentations should only be used in connections with a supplemental review of our covenants and debt and not as a substitute for GAAP reported amounts. See definition of Proportionate Share for additional information on our methodology for deriving these amounts. As further explained in (1) above, the presentation shows contractual balances where unamortized GAAP adjustments from business combinations and deferred finance costs are presented in total to reconcile to total debt as used in our covenants. Reconciliation of total debt per Consolidated Balance Sheet to Proportionate Share of Company Level and Co-Investment Venture Level Contractual Debt: Total Debt per Consolidated Balance Sheet $ 1,530,230 Less: unamortized adjustments from business combinations (976) Plus: Deferred financing costs, net 11,239 Less: Noncontrolling Interests Adjustments (532,068) Proportionate Share of Company Level and Co-Investment Venture Level Contractual Debt $ 1,008,425 (5) Reflects the amount of the contractual debt balance that is recourse to the Company. In the case of Co-Investment Venture Level Debt, this represents portions of construction debt that the Company has recourse, usually a portion of each construction loan until certain operating benchmarks are achieved (usually a minimum fixed charge coverage). Footnotes continued on following page © Monogram Residential Trust, Inc. 33

(dollars in thousands) (unaudited) Footnotes continued from previous page (6) Subsequent to December 31, 2016, we retired the $150 Million Credit Facility and a $20 million mortgage payable. Capitalization Debt Summary (7) Unamortized adjustments from business combinations are added to debt to reconcile to the GAAP amounts on the consolidated balance sheet and the covenant amounts. (8) Deferred financing costs, net are deducted from debt to reconcile to the GAAP amounts on the consolidated balance sheet and the covenant amounts. (9) Recap of fixed and floating rate components, including interest rate caps: Weighted Average Proportionate Proportionate Share Weighted Consolidated Contractual Balance Consolidated Contractual Interest Rate Percent of Total Consolidated Debt Share of Contractual Balance (b) Average Contractual Interest Rate (b) Percent of Total Proportionate Share of Debt Fixed Rate - Contractual $ 980,044 3.47% $ 684,342 3.53 % Interest Rate Caps - Notional Amounts (a) 112,700 112,700 Fixed Rate and Interest Rate Caps 1,092,744 71% 797,042 79% Floating Rate: Construction Notes Payable 514,894 2.86% 294,528 2.86 % Credit Facilities Payable 10,000 2.78% 10,000 2.78 % Mortgages Payable 35,555 2.71% 19,555 2.71 % Interest Rate Caps - Notional Amounts (112,700) (112,700) Floating Rate, Net of Interest Rate Caps 447,749 29% 211,383 21% Total Debt - Contractual $ 1,540,493 3.24% 100% $ 1,008,425 3.31% 100% (a) As a hedge against interest rate increases, the Company has $112.7 million notional amount of interest rate caps. The interest rate caps are effective at 30-day LIBOR above 1.75% to 4.00%. (b) See footnote (4) for information regarding Proportionate Share. (10) Aggregate debt maturities by year: Weighted Average Rate on Consolidated Debt Maturities Consolidated Contractual Balance Consolidated Contractual Balance Adjusted for Extended Maturities (a) Proportionate Weighted Average Rate on Debt Maturities (b) Proportionate Share of Contractual Balance (b) Proportionate Share of Contractual Balance Adjusted for Extended Maturities (a)(b) 2017 3.19% $ 325,951 $ 173,253 3.18% $ 187,709 $ 103,147 2018 3.30% 578,433 202,701 3.44% 395,679 181,136 2019 3.18% 238,280 576,723 3.15% 181,569 378,146 2020 3.31% 226,905 400,487 3.42% 149,172 242,604 2021 2.79% 108,522 124,927 2.79% 59,694 68,790 Thereafter 3.65% 62,402 62,402 3.65% 34,602 34,602 Total Debt Maturities 3.24% $ 1,540,493 $ 1,540,493 3.31% $ 1,008,425 $ 1,008,425 (a) Amounts reflect maturities and regular principal payments as if all extension options are exercised, (extensions are at our option). Accordingly, we may also refinance or retire the debt at or prior to the scheduled maturity date. (b) See footnote (4) for information regarding Proportionate Share. © Monogram Residential Trust, Inc. 34

(dollars in thousands) (unaudited) Capitalization Debt Recap by Multifamily Community As of December 31, 2016 Proportionate Share Company Level Debt Fixed Rate - Mortgages Payable Total Consolidated Contractual Balance (1) Maturity Date Contractual Interest Rate (2) of Contractual Balance (1)(3) Company Portion of Recourse Debt (4) Acappella $ 29,517 August-2018 3.86% $ 29,517 The Cameron 62,207 July-2019 3.09% 62,207 The District Universal Boulevard 35,946 June-2018 4.54% 35,946 Grand Reserve (5) 19,944 May-2019 3.41% 19,944 Skye 2905 54,711 June-2018 4.19% 54,711 Stone Gate 33,276 July-2018 4.24% 33,276 Vara 57,000 January-2021 4.00% 57,000 Total Fixed Rate - Mortgages Payable 292,601 3.88% 292,601 $150 Million Credit Facility (5) 10,000 April-2017 Monthly Libor + 2.08% 10,000 $200 Million Credit Facility — January-2019 Monthly Libor + 2.50% — Total Credit Facilities 10,000 2.78% 10,000 Total Company Level Debt 302,601 3.85% 302,601 Co-Investment Venture Level Debt Fixed Rate - Mortgages Payable 55 Hundred 40,530 January-2022 3.17% 22,474 Acacia on Santa Rosa Creek 29,000 March-2020 3.17% 15,950 Argenta 52,000 August-2021 2.78% 28,600 Arpeggio Victory Park 28,961 June-2023 4.31% 16,059 Bailey's Crossing 76,000 July-2017 2.82% 42,142 Belmar 28,500 August-2020 2.82% 15,675 Briar Forest Lofts 19,833 September-2017 4.46% 10,908 Calypso 29,500 August-2020 2.82% 16,225 Cherry Creek 39,500 August-2020 2.82% 21,725 Eclipse 19,687 September-2017 4.46% 10,828 Fitzhugh Urban Flats 26,372 August-2017 4.35% 14,505 Forty 55 Lofts 25,500 October-2020 3.90% 14,025 The Gallery at NoHo Commons 55,000 August-2021 2.78% 30,250 The Lofts at Park Crest - multifamily 30,935 January-2019 3.42% 17,014 San Sebastian 20,794 June-2020 3.31% 11,530 Satori 51,000 January-2019 3.54% 28,280 The Venue 10,326 January-2019 3.66% 5,679 Veritas 33,911 November-2019 2.77% 33,911 West Village 19,232 October-2019 2.48% 10,578 Total Fixed Rate - Mortgages Payable 636,581 3.23% 366,358 Variable Rate - Mortgages Payable The Lofts at Park Crest - retail 11,355 April-2017 Monthly Libor + 2.35% 6,245 Burrough’s Mill (6) 24,200 September-2017 Monthly Libor + 1.75% 13,310 Total Variable Rate - Mortgages Payable 35,555 2.71% 19,555 (Table continued on next page) © Monogram Residential Trust, Inc. 35

(dollars in thousands) (unaudited) Capitalization Debt Recap by Multifamily Community As of December 31, 2016 Proportionate Share Fixed Rate - Construction Notes Payable (7) In Construction Total Consolidated Contractual Balance (1) Maturity Date Contractual Interest Rate (2) of Contractual Balance (1)(3) Company Portion of Recourse Debt (4) The Alexan 50,862 August-2018 4.00% 25,383 Total Fixed Rate - Construction Notes Payable 50,862 4.00% 25,383 Variable Rate - Construction Notes Payable (7) 4110 Fairmount 24,630 April-2017 Monthly Libor + 2.25% 13,657 — Allusion West University 20,491 April-2017 Monthly Libor + 2.25% 11,362 — Cyan on Peachtree 39,114 February-2018 Monthly Libor + 1.80% 21,689 5,867 Everly 22,982 June-2018 Monthly Libor + 1.85% 12,743 1,149 Muse Museum District 26,700 February-2018 Monthly Libor + 1.95% 14,805 — Nouvelle 82,566 August-2018 Monthly Libor + 2.10% 45,783 20,642 Point 21 26,552 December-2017 Monthly Libor + 2.00% 14,723 — SEVEN 32,483 August-2018 Monthly Libor + 2.15% 18,012 — SoMa 56,906 October-2017 Monthly Libor + 2.10% 31,555 8,536 Zinc 105,329 October-2018 Monthly Libor + 2.25% 58,405 26,332 Verge 60,736 October-2018 Monthly Libor + 1.95% 42,697 9,111 Total - Operating 498,489 2.85% 285,431 71,637 Caspian Delray Beach 16,405 April-2019 Monthly Libor + 2.15% 9,097 4,101 Lucé — June-2020 Monthly Libor + 2.65% — — Total - In Construction 16,405 2.92% 9,097 4,101 Total Variable Rate - Construction Notes Payable 514,894 2.86% 294,528 75,738 Total Co-Investment Venture Level Debt 1,237,892 3.09% 705,824 75,738 Total Company Level and Co-Investment Venture Level Debt 1,540,493 3.24% 1,008,425 $ 75,738 Plus: unamortized adjustments from business combinations (8) 976 924 Less: deferred financing costs, net (9) (11,239) (8,370) Total Debt per Consolidated Balance Sheet $ 1,530,230 (1) The amounts listed by multifamily community are the contractual amounts on each loan at the consolidated or Proportionate Share amount. Total net deferred financing costs and unamortized GAAP adjustments from business combinations are provided in total to reconcile to total debt per the consolidated/proportionate reported amounts. (2) Total and sub-totals represent the weighted-average interest rates as of December 31, 2016, weighted using the consolidated contractual balances. Monthly LIBOR as of December 31, 2016 is 0.77%. (3) As more fully explained on page 40, our $200 million Credit Facility contains material financial covenants. This schedule, in conjunction with page 40, provides information related to those financial covenants that management uses in managing our business and we believe could be helpful for investors and analysts in evaluating our covenants. As noted on page 40, substantially all of that information is presented on our Proportionate Share. Such amounts are not calculated using amounts in accordance with GAAP. Accordingly the results and the presentations should only be used in connections with a supplemental review of our covenants and debt and not as a substitute for GAAP reported amounts. See definition of Proportionate Share for additional information on our methodology for deriving these amounts. As further explained in (1) above, the presentation shows contractual balances with unamortized GAAP adjustments from business combinations and deferred finance costs are presented in total to reconcile to total debt per our covenants. See reconciliation of total debt per consolidated balance sheet to total Proportionate Share of Company Level and Co-Investment Venture Level debt on page 33. (4) Reflects the amount of the contractual debt balance that is recourse to the Company. In the case of Co-Investment Venture Level Debt, this represents portions of construction debt that the Company has recourse, usually a portion of each construction loan until certain operating benchmarks are achieved (usually a minimum fixed charge coverage). (5) Subsequent to December 31, 2016, we retired the $150 Million Credit Facility and a $20 million mortgage payable. (6) The maturity date provided in the table does not include any extension options. This loan includes two one year extension options available at the stated maturity date. (7) The maturity dates provided for these loans in the table do not include any extension options. These loans include one to two year extension options generally available at the stated maturity date. (8) Unamortized adjustments from business combinations are added to debt to reconcile to the GAAP amounts on the consolidated balance sheet and the covenant amounts. (9) Deferred financing costs, net are deducted from debt to reconcile to the GAAP amounts on the consolidated balance sheet and the covenant amounts. © Monogram Residential Trust, Inc. 36

(in thousands) (unaudited) Three months ended December 31, Capitalization Proportionate EBITDA 2016 2015 Reconciliation of net income (loss) available to the Company to EBITDA and Adjusted EBITDA: Amounts as Defined Noncontrolling Interests Adjustments (1) Amounts as Defined Noncontrolling Interests Adjustments (1) Net income (loss) available to the Company $ 22,539 $ (5,935) Less: Gains on sales of real estate (26,094) $ (14) — $ — Less: Gain on involuntary conversion (196) 88 — — Depreciation and amortization (1) 33,176 (10,217) 29,798 (8,766) Interest expense (2) 10,506 (3,394) 8,900 (2,553) Less: noncontrolling interests share of adjustments (13,537) (13,537) (11,319) (11,319) Proportionate EBITDA 26,394 21,444 Adjustments to arrive at Adjusted EBITDA: Settlement expenses with former advisor 1,600 $ — — $ — Other (includes acquisition expense, fair value adjustments, subsidiary preferred units dividends and loss on early extinguishment of debt) (126) (36) (357) (32) Less: noncontrolling interests share of adjustments (36) (36) (32) (32) Adjusted Proportionate EBITDA $ 27,832 $ 21,055 Year ended December 31, 2016 2015 Amounts as Defined Noncontrolling Interests Adjustments (1) Amounts as Defined Noncontrolling Interests Adjustments (1) Net income available to the Company $ 9,471 $ 73,795 Less: Gains on sales of real estate (43,604) $ 7,787 (82,975) $ — Less: Gain on involuntary conversion (196) 88 — — Depreciation and amortization (1) 130,740 (40,211) 107,980 (33,126) Interest expense (2) 41,335 (13,289) 27,942 (8,126) Less: noncontrolling interests share of adjustments (45,625) (45,625) (41,252) (41,252) Proportionate EBITDA 92,121 85,490 Adjustments to arrive at Adjusted EBITDA: Settlement expenses with former advisor 1,600 $ — — $ — Workforce reduction 2,044 — — — Impairment related to development — — 3,128 — Other (includes acquisition expense, fair value adjustments, subsidiary preferred units dividends and loss on early extinguishment of debt) 434 (137) 598 (137) Less: noncontrolling interests share of adjustments (137) (137) (137) (137) Adjusted Proportionate EBITDA $ 96,062 $ 89,079 Note: EBITDA is a non-GAAP measurement. See following page for footnotes and see Definitions and Other Explanatory Information for definitions. © Monogram Residential Trust, Inc. 37

(in thousands) (unaudited) Capitalization Proportionate EBITDA Three months ended December 31, Year ended December 31, 2016 2015 2016 2015 Amounts as Defined Noncontrolling Interests Adjustments (a) Amounts as Defined Noncontrolling Interests Adjustments (a) Amounts as Defined Noncontrolling Interests Adjustments (a) Amounts as Defined Noncontrolling Interests Adjustments (a) (1) Reconciliation of depreciation and amortization expense: Depreciation and amortization expense for GAAP $ 31,372 $ (9,754) $ 28,139 $ (8,363) $ 123,623 $ (38,440) $ 102,726 $ (31,789) Plus: Purchase accounting intangible expense 243 (109) 243 (109) 974 (438) 974 (438) Amortization of deferred financing costs 1,561 (354) 1,416 (294) 6,143 (1,333) 4,280 (899) 33,176 — 29,798 — 130,740 — 107,980 — Less: Noncontrolling Interests Adjustments (10,217) (10,217) (8,766) (8,766) (40,211) (40,211) (33,126) (33,126) EBITDA depreciation and amortization $ 22,959 $ 21,032 $ 90,529 $ 74,854 (2) Reconciliation of interest expense: Contractual interest expense $ 12,402 $ (4,083) $ 12,292 $ (3,927) $ 50,540 $ (16,480) $ 46,271 $ (15,411) Less: Capitalized interest (1,621) 638 (2,979) 1,261 (7,690) 2,800 (16,512) 6,803 Mortgage premium amortization (275) 51 (413) 113 (1,515) 391 (1,817) 482 Plus: Credit facility and other finance fees 761 — 585 — 2,553 — 2,409 — Interest expense for GAAP 11,267 — 9,485 — 43,888 — 30,351 — Less: Credit facility and other finance fees (761) — (585) — (2,553) — (2,409) — 10,506 — 8,900 — 41,335 — 27,942 — Less: Noncontrolling Interests Adjustments (3,394) (3,394) (2,553) (2,553) (13,289) (13,289) (8,126) (8,126) EBITDA interest $ 7,112 $ 6,347 $ 28,046 $ 19,816 (a) See Noncontrolling Interests Adjustments in Definitions and other Explanatory Information for discussion of our Proportionate Share. © Monogram Residential Trust, Inc. 38

(dollars in thousands) (unaudited) Leverage Ratios Capitalization Other Proportionate Debt Metrics Three Months Ended December 31, 2016 2015 Fixed Charge Coverage ratio 3.32x 2.50x Debt to EBITDA (1) 9.06x 12.06x Net Debt to EBITDA (1) 8.51x 11.28x Adjusted Ratios - Excluding Development Activity, Proportionate Share Fixed Charge Coverage ratio 3.31x 3.10x Debt to EBITDA (1) 8.15x 9.15x Net Debt to EBITDA (1) 7.58x 8.42x Supporting Calculations for Debt Metrics: Three Months Ended December 31, Proportionate Fixed Charges: 2016 2015 Contractual interest expense $ 8,319 $ 8,365 Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends) 54 55 Fixed Charges 8,373 8,420 Less: Development related fixed charges (2) (311) (1,214) Fixed Charges, excluding development activity $ 8,062 $ 7,206 Proportionate Net Debt: December 31, 2016 December 31, 2015 Contractual debt (page 33) $ 1,008,425 $ 1,015,493 Less: Cash and cash equivalents (60,689) (65,581) Net debt 947,736 949,912 Less: Development related debt (138,670) (197,850) Net debt, excluding development activity $ 809,066 $ 752,062 Three Months Ended December 31, Annualized Adjusted Proportionate EBITDA: 2016 2015 Adjusted Proportionate EBITDA (page 37) $ 27,832 $ 21,055 Plus: NOI and development costs expensed, net of NOI for developments not fully stabilized (1,142) 1,276 Adjusted Proportionate EBITDA, excluding development activity $ 26,690 $ 22,331 Annualized Adjusted Proportionate EBITDA $ 111,328 $ 84,220 Annualized Adjusted Proportionate EBITDA, excluding development activity $ 106,760 $ 89,324 See following page for footnotes © Monogram Residential Trust, Inc. 39

(dollars in thousands) (unaudited) (1) Adjusted Proportionate EBITDA is annualized for last quarter for the respective reporting periods. (2) Represents interest expense related to developments during periods of operating deficits. Capitalization Other Proportionate Debt Metrics (3) Our $200 million Credit Facility covenants, which constitute a material agreement and are included in our filed exhibits, are prepared on a Proportionate Share basis. We are in compliance with all of our debt covenants, including our $200 million Credit Facility. To assist in evaluating our covenant position, we have provided certain Proportionate Share information. We believe this information is useful to management, lenders and investors to evaluate our covenant compliance. However, this information differs from our reported consolidated GAAP amounts and users are cautioned to use such information in the limited content of covenant compliance. See page 33 for additional information concerning certain details of our debt. Assets (Liabilities) As of December 31, 2016 Cash $ 60,689 Gross operating real estate 2,287,762 Construction in progress 74,870 Notes receivable 26,749 Other tangible assets 17,970 Mortgages and notes payable (contractual balances) (998,425) Credit facility payable (contractual balance) (10,000) Construction costs payable (15,731) Accounts payable and other liabilities (22,894) Distributions payable (12,512) Tenant security deposits (4,400) Redeemable noncontrolling interests (16,959) Subsidiary preferred stock (1,259) Selected Operating Data For the Three Months Ended December 31, 2016 Contractual interest expense $ 8,319 Capitalized interest 983 Principal payments 2,107 © Monogram Residential Trust, Inc. 40

Capitalization Sources of Funds Available (dollars in thousands) (unaudited) As of December 31, 2016 Maximum Commitment Available Capacity (1) Balance Outstanding Unfunded Commitments Remaining Commitments $150 Million Credit Facility - 100% our share (2) $ 150,000 $ 83,266 $ 10,000 $ 73,266 $ 66,734 $200 Million Credit Facility - 100% our share (3) $ 200,000 $ 200,000 $ — $ 200,000 $ — Construction notes payable - Proportionate Share (4) $ 389,397 $ 389,397 $ 319,911 $ 69,486 $ — PGGM commitments (5) $ 300,000 $ 300,000 $ 253,252 $ 4,727 $ 42,021 Developer partner commitment $ 4,378 $ 4,378 $ 3,701 $ 677 $ — Note: This schedule presents certain sources of capital available to the Company, exclusive of the sources available to our joint venture partners. Accordingly, all information, unless otherwise noted, is presented on our Proportionate Share. (1) Available capacity represents the amount of the maximum commitment that is available to be drawn based on current loan requirements (e.g. collateral, borrowing base). The amount currently drawn is reflected in the balance outstanding column. (2) Retired February 28, 2017. The Company is currently evaluating options to either replace the facility or seek other financing alternatives. (3) The credit facility has an accordion feature, at our election, to increase the size of the facility to up to $400 million. (4) We may elect to not draw all amounts available to draw, and we may use other sources to fund our developments. Details of the balance outstanding are provided below and can also be found on the Debt Recap by Multifamily Community schedule on page 36: Construction notes payable - balance outstanding: Consolidated Amounts as Defined Noncontrolling Interests Adjustments Proportionate Share Fixed rate - in construction $ 50,862 $ (25,479) $ 25,383 Variable rate - operating 498,489 (213,058) 285,431 Variable rate - in construction 16,405 (7,308) 9,097 Total $ 565,756 $ (245,845) $ 319,911 (5) PGGM’s remaining commitment would apply to future investments. © Monogram Residential Trust, Inc. 41

Co-Investment Venture Partners Information on Joint Ventures (dollars in thousands) (unaudited) As of December 31, 2016 Joint Venture Partner Stichting Depositary PGGM Private Real Estate Fund (“PGGM”) Number of Multifamily Communities (1) Range of Noncontrolling Interest Ownership % GAAP Non -redeemable Noncontrolling Interests GAAP Redeemable Noncontrolling Interests (2) Unfunded Commitments Stabilized operating portfolio - PGGM only 3 45% $ 43,020 $ — Stabilized operating portfolio - includes other developer partners 15 0% to 45% 202,327 22,259 Development portfolio - includes other developer partners 3 0% to 45% 54,569 5,699 Total PGGM related joint ventures 21 0% to 45% 299,916 27,958 $ 5,404 Milky Way Partners, L.P. (“NPS”) Stabilized operating portfolio 14 45% 109,563 — — Developer partners Stabilized operating portfolio with developer partner (3) 2 —% (163) 1,115 Total developer partners 2 —% (163) 1,115 — Subsidiary preferred units 2,031 — — Total all joint venture partners 37 $ 411,347 $ 29,073 $ 5,404 (1) Certain multifamily communities are held through joint ventures with both PGGM and a developer partner, which for purposes of the presentation in this table is included under the PGGM heading as one community. (2) Includes developer partner put options of $28.8 million which have been recorded as of December 31, 2016 in the consolidated balance sheet. (3) Interest ownership is primarily a back-end interest. © Monogram Residential Trust, Inc. 42

(unaudited) Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents Shares/Units Outstanding as of December 31, 2016 Coupon Par Value per Share Liquidation Preference per Share Preferred Securities: Series A Preferred Stock (1) 10,000 7% $0.0001 $10.00 Common Stock and Common Stock Equivalents: Common stock (2) 166,832,722 Dilutive securities: Series A Preferred Stock (1) — Restricted stock units 801,603 Total common stock and common stock equivalents (3) 167,634,325 (1) See Note 12, “Stockholders’ Equity” and Note 14, “Commitments and Contingencies” in the notes to our financials in our Annual Report on Form 10-K for the year ended December 31, 2016. The Series A Preferred Stock was canceled on February 13, 2017 upon expiration of the measurement period with no conversion or additional consideration. On February 13, 2017, the conversion price was calculated to be $11.72 per share. (2) The distribution for the fourth quarter of 2016 and the first quarter of 2017 was $0.075 per share. (3) 0.70% of total common stock and common stock equivalents are held by employees and directors. © Monogram Residential Trust, Inc. 43

Net Asset Value Road Map to Net Asset Value (dollars in thousands) (unaudited) Three months ended December 31, 2016 Adjustments As Adjusted Income Statement Data (Proportionate Share) Property revenue - stabilized portfolio (1) $ 47,573 $ (407) $ 47,166 Less: Property operating expenses, excluding property management expenses (1) (17,053) 361 (16,692) Less: Assumed market rate property management fee at 3% of revenue (1,427) 12 (1,415) Adjusted property Net Operating Income $ 29,093 $ (34) $ 29,059 Annualized adjusted property Net Operating Income $ 116,372 $ (136) $ 116,236 Third party asset management revenue (2) 357 — 357 Third party property management revenue (2) 851 — 851 As of December 31, 2016 Adjustments As Adjusted Acquisitions in Lease Up, Development and Joint Venture Data (Proportionate Share) Acquisition of stabilized non-comparable(3) $ 48,668 $ — $ 48,668 Development - total Economic Costs incurred (4) 342,442 — 342,442 Acquisition in lease up and development - total potential value creation (5) 93,653 — 93,653 Master Partnership promote due to the Company (6) 7,769 — 7,769 Developer promotes and put options, net (due by the Company) (7) (42,679) — (42,679) Selected Other Tangible Balance Sheet Data - Assets (Liabilities) Amounts as Defined Noncontrolling Interests Adjustments (8) Other Adjustments Cash and cash equivalents $ 74,396 $ (13,707) $ — Notes receivable (9) 27,171 — — Tax like-kind exchange escrow 56,762 — — Other tangible assets (10) 23,433 (5,463) — Mortgages and notes payable (11) (1,530,493) 532,068 (3,413) Credit facilities payable (11) (10,000) — — Convertible and subsidiary preferred stock (12) — (1,259) (100) Other tangible liabilities (13) (78,283) 22,746 — Less: Noncontrolling Interests Adjustments 534,385 534,385 — Net tangible assets/(liabilities) $ (902,629) $ (3,513) Fully Diluted Share Data Common stock outstanding 166,832,722 Convertible preferred stock (14) — Restricted stock units outstanding 801,603 Fully diluted shares outstanding 167,634,325 (See Notes to Road Map to Net Asset Value on next page) © Monogram Residential Trust, Inc. 44

(dollars in thousands) (unaudited) Net Asset Value Road Map to Net Asset Value Notes to Road Map to Net Asset Value on page 44: Note: Estimating net asset value of our Company can be useful to both management and investors. While we do not provide any specific assumptions or methodologies, we have provided certain information we believe could be useful in calculating our net asset value as of December 31, 2016. (1) Property revenue and property operating expenses-stabilized portfolio includes: Rental Revenue Property Operating Expenses Same Store per page 21 $ 34,325 $ 11,539 Stabilized Non-Comparable per page 22 13,248 5,514 Less: one multifamily community not stabilized for the full fourth quarter of 2016 (a) (407) (361) $ 47,166 $ 16,692 (a) Includes The Mile, which due to lease up and related concessions was not at full stabilized operations for all of 4Q 2016. (2) Represents our Proportionate Share of property and asset management revenue associated with third party joint venture assets per page 9. (3) Includes 2015 acquisition of The Mile, stabilized at the end of 4Q 2016. Amount represents cost as of December 31, 2016. See page 32. (4) Total Developments per page 31. (5) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by an estimated future capitalization rate, which includes a premium from the current capitalization rate to adjust for the period until stabilization. Total potential value creation represents the projected undiscounted total future value to be created at the stabilization date, before any selling expenses. (6) Projected promote due to the Company by PGGM based on current estimated portfolio value. (7) Our Proportionate Share of developer’s put options and amounts attributable to developer promotes. The amount included for developer promotes is calculated based on estimated valuations as of December 31, 2016. The developer promotes are not currently payable, where actual amounts, if any, are subject to future property sales prices, net of selling expenses, our capital account and our preferred return at the time of the property sale. (8) See Noncontrolling Interests Adjustments and Non-GAAP Measurements in Definitions and other Explanatory Information for discussion of our Proportionate Share and Non-GAAP Measurements. (9) Notes receivable is the contractual principal balance as presented on page 18. (10) Other tangible assets, which are prepared on a basis consistent with our financial covenants include: Consolidated GAAP Amounts Noncontrolling Interests Adjustments Escrows and restricted cash $ 13,676 $ (3,642) Resident, tenant and other receivables 4,919 (794) Prepaid assets, deposits and other 4,838 (1,027) Total $ 23,433 $ (5,463) (Notes continued on next page) © Monogram Residential Trust, Inc. 45

Net Asset Value Road Map to Net Asset Value (dollars in thousands) (unaudited) Notes to Road Map to Net Asset Value on page 44 (continued from previous page): (11) Amounts in “amounts as defined” and “Noncontrolling Interests Adjustments” represent the contractual amounts. Mark-to-market adjustment to mortgages and notes payable are included in the Other Adjustments column. (12) Convertible and subsidiary preferred stock includes the liquidation value of convertible preferred stock, calculated as 10,000 shares at a contractual liquidation value of $10.00 per share (see note 14), and subsidiary preferred stock of $1.3 million as of December 31, 2016. Effective February 13, 2017, the convertible preferred stock was canceled with no conversion or consideration. (13) Other tangible liabilities, which are prepared on a basis consistent with our financial covenants include: Consolidated GAAP Amounts Noncontrolling Interests Adjustments Construction costs payable $ (26,859) $ 11,128 Accounts payable and other liabilities (32,707) 9,813 Distributions payable (12,512) — Tenants security deposits (6,205) 1,805 Total $ (78,283) $ 22,746 (14) Potential dilution associated with the conversion of the outstanding Series A Preferred Stock utilizing the treasury stock method and common stock market price as of December 31, 2016. Effective February 13, 2017, the convertible preferred stock was canceled with no conversion or consideration. © Monogram Residential Trust, Inc. 46

(dollars in millions, except per share amounts) (unaudited) Guidance Full-Year 2017 Guidance Guidance Full Year 2017 Proportionate Same-Store Guidance Percent Range Rental revenue growth 1.25% to 2.75% Property operating expense growth 3.5% to 4.5% NOI growth 0.0% to 2.0% Core FFO and AFFO Guidance Per Share Range Core FFO $ 0.37 to $ 0.42 AFFO $ 0.39 to $ 0.44 Full Year 2017 Other Proportionate FFO Components Proportionate Share Interest expense, net of capitalized interest (1) $ 31 to $ 35 Capitalized interest $ 1 to $ 3 Interest income $ 3 to $ 5 General and administrative expense: (2) Corporate $ 18 to $ 20 Corporate property management 8 to 10 Less: Asset management and property management fee income 5 to 5 Net general and administrative expenses $ 21 to $ 25 Full Year 2017 Key Capital Items Proportionate Share Dispositions $ 200 to $ 300 Acquisitions $ 105 to $ 300 Development funding (3) $ 45 to $ 65 (1) Amounts exclude amortization of deferred financing costs. (2) Amounts exclude stock compensation expense. (3) Primary source of funds is expected to be from committed construction loans and may also include other capital sources, including cash, credit facilities and disposition proceeds. © Monogram Residential Trust, Inc. 47

(in millions, except per share amounts) (unaudited) Full year 2017 AFFO guidance comparison to reported AFFO for the full year 2016: Guidance Guidance Reconciliations Guidance Range - Per Share AFFO attributable to common stockholders - actual for the year ended December 31, 2016 $ 0.38 $ 0.38 NOI from stabilized non-comparables, lease ups and developments 0.11 0.13 Other, net (primarily interest expense, interest income and general and administrative expenses) (0.03) (0.02) Proforma AFFO excluding transaction activity 0.46 0.49 Impact on 2017 proforma AFFO from dispositions, net of acquisitions (0.07) (0.05) AFFO attributable to common stockholders - proforma for the year ending December 31, 2017 $ 0.39 $ 0.44 Proforma weighted average number of common shares outstanding - diluted 168.1 168.1 Reconciliation of full-year 2017 guidance Guidance Range - Per Share Proforma net income (loss) attributable to common stockholders $ 0.32 $ 0.37 Add (deduct) NAREIT defined adjustments: Real estate depreciation and amortization 0.75 0.77 Gains on sales of real estate (0.50) (0.52) Less: Noncontrolling Interests Adjustments (0.24) (0.24) Proforma FFO - NAREIT defined 0.33 0.38 Add (deduct) adjustments to arrive at Proforma Core FFO: Other 0.04 0.04 Less: Noncontrolling Interests Adjustments — — Proforma Core FFO 0.37 0.42 Add (deduct) adjustments to arrive at Proforma AFFO: Other (primarily stock compensation expense and recurring capital expenditures) 0.02 0.02 Less: Noncontrolling Interests Adjustments — — Proforma AFFO $ 0.39 $ 0.44 Proforma weighted average number of common shares outstanding - diluted (in millions) 168.1 168.1 © Monogram Residential Trust, Inc. 48

Definitions and other Explanatory Information Capital Expenditures Non-Recurring Amounts capitalized in accordance with GAAP related to property upgrades and building improvements, such as remodeling, investments in longer-lived assets and infrequent or unscheduled expenditures that are not considered Revenue Producing such as roofs, minor lobby renovations and parking lots. Recurring Amounts capitalized in accordance with GAAP that help preserve but generally do not increase the value and functionality of the community, such as replacements for appliances, carpeting and floorings, HVAC equipment, and individual unit turnover costs. Repairs and maintenance amounts are expensed as incurred. Revenue Producing Amounts capitalized in accordance with GAAP that are expected to directly increase rental rates, such as major renovations and rehabilitations of units and common areas, improvements to leasable areas, retail tenant improvements and leasing. Costs related to developments and entire community rehabilitations are not included in Revenue Producing. Community Classifications Construction A multifamily community is considered under development and construction once we have signed a general contractor’s agreement and vertical construction has begun and ends once lease up has started. Communities under construction are classified as construction in progress for GAAP presentation. Land Held for Future Development Land held with no current significant development activity but may include development in the future is considered land held for future development. As of December 31, 2016, we did not have any land held for future development. Lease up A multifamily community is considered in lease up when the community has begun leasing. A temporary certificate of occupancy may be obtained as units are completed in phases, and accordingly, lease up may occur prior to final completion of the building. Lease up communities are generally classified in construction in progress for GAAP presentation prior to substantial completion and are generally classified in land, buildings and improvements once substantially complete. Operating A multifamily community is considered operating when substantially constructed and capable of generating all significant revenue sources. At such time, the community is classified as land, buildings and improvements for GAAP presentation. Pre-development A multifamily community is considered in pre-development during finalization of budgets, permits and plans and ends once a general contractor agreement has been signed and vertical construction has begun. As of December 31, 2016, we did not have any developments classified as pre-developments. Quarterly Stabilized Same Store Our Quarterly Stabilized Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and prior year quarters. Same Store Our Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and the prior calendar reporting year. Stabilized We consider a multifamily community to be Stabilized generally when the multifamily community achieves 90% occupancy. Stabilized communities that are not Same Store are described as stabilized non-comparable communities. Non-comparable stabilized communities are stabilized as of the latest quarter end, but may not be stabilized for the entire quarter or year to date. Debt Classifications Co-Investment Venture Level Debt Co-Investment Venture Level Debt is defined as consolidated debt that is an obligation of the joint venture and is not an obligation or contingency for us but does allow us to increase our access to capital. Company Level Debt Company Level Debt is defined as debt that is a direct or indirect obligation of the Company or one of its wholly owned subsidiaries. Recourse Debt The portion of debt for which the Company has provided recourse guarantees. Normal “bad boy” provisions, e.g. bankruptcy and environmental, are not included as Recourse Debt. © Monogram Residential Trust, Inc. 49

Definitions and other Explanatory Information EBITDA A non-GAAP measurement of earnings before interest, taxes, depreciation, amortization, and other non-recurring items. Similar to other non-GAAP measurements, EBITDA is presented on our Proportionate Share. Deduction for interest expense only includes stated interest expense. Fees and other charges are included as an expense in EBITDA. Amortization expense adjustments include amortization of deferred finance fees and all purchase accounting intangibles. We also present adjusted EBITDA which includes adjustments for gains or losses on early extinguishment of debt, impairment, workforce reduction and similar activities. Its purpose is to highlight earnings without finance, depreciation and certain amortization expenses and its use is limited to specialized analysis. Our presentation may be different than other companies. Economic Costs Represents costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. Effective Ownership Effective ownership represents our participation in the distributable operating cash and may change over time as certain milestones related to budgets, plans and completion are achieved. This effective ownership is indicative of, but may differ from, percentages for distributions, contributions or financing requirements. Fee Income Our revenue collected from joint ventures related to property management, asset management and dispositions. Financial Ratios Debt (or Net Debt) to EBITDA Total contractual debt divided by annualized EBITDA based on respective reporting period. Contractual debt excludes certain GAAP adjustments, primarily purchased discounts and premiums and deferred financing costs. Net debt presentations deduct cash and cash equivalents from the total debt amounts. Our presentation is based on our Proportionate Share. Excluding Development Activity As developments prior to stabilization are not yet producing expected operating results but may have outstanding debt and related interest and other finance charges (directly or indirectly), we also present certain ratios without the related NOI deficit, associated development debt, interest and other finance charges. Fixed Charge Coverage EBITDA or adjusted EBITDA divided by total of contractual interest and parent (if any) and subsidiary preferred stock dividends. We may also present less fixed charges net of development activity. Our presentation is based on our Proportionate Share. Monthly Rental Revenue Per Unit Monthly rental revenue per unit is calculated based on the leases in effect as of the indicated date, including in-place base rents for the occupied units and the current market rate for vacant residential units, including the effects of any rental concessions and affordable housing payments and subsidies, plus other recurring occupancy related charges for storage, parking, pets, trash or other recurring resident charges. Operating Margin NOI divided by total revenue. Joint Venture Partners Stichting Depositary PGGM Private Real Estate Fund (“PGGM”) PGGM is a $211 billion Dutch foundation acting in its capacity as title holder of and for the account of PGGM Private Real Estate Funds and its affiliates, a real estate investment vehicle for Dutch pension funds. Ten year (through 2023) - $300 million commitment including operating and development properties. We are also entitled to receive promoted interests after PGGM realizes defined returns. We and, under certain circumstances, PGGM also have buy/sell rights, which if exercised by us, may require us to acquire PGGM’s respective ownership interest or if exercised by PGGM, may require us to sell our respective ownership interest. Milky Way Partners, L.P. (“NPS”) NPS, the primary partner of which is Korea Exchange Bank, as Trustee for and on behalf of National Pension Service (acting for and on behalf of the National Pension Fund of the Republic of Korea Government, a $452 billion fund). We and, under certain circumstances, NPS have buy/sell rights, which if exercised by us, may require us to acquire NPS’s respective ownership interest or if exercised by NPS, may require us to sell our respective ownership interest. Developer partners Developer partners include national or regional real estate developer/owners. Generally, the developer partners have initial capital requirements until certain milestones are achieved, at which point their initial capital contributions are returned to them. The developer partners have a back-end interest generally only attributable to distributions related to a property sale or financings. The developer partners also have put options, one year after completion of the development where we (and in most cases PGGM) would be required to acquire their back-end © Monogram Residential Trust, Inc. 50

Definitions and other Explanatory Information interest at a set price as well as options to trigger a mark-to-market process generally after the seventh year after completion and a buy/sell after the tenth year. The amount of the individual put options range from $0.8 million to $6.4 million. Subsidiary preferred units Subsidiary preferred units issued in order for PGGM and NPS investments to qualify as a REIT. Units are callable at our option, paying an annual distribution of 12.5% on the face amount of $500 per unit. Noncontrolling Interests Adjustments As further discussed in the Ownership Presentations section of Definitions and other Explanatory Information, our Proportionate Share information could be useful to investors in analyzing our financial information and our loan covenant compliance. Where the Noncontrolling Interests Adjustments are presented side by side with the GAAP amount, our Proportionate Share can be calculated by adding the Noncontrolling Interests Adjustments amount to the GAAP amount. For example, if the following information was presented: GAAP Amount Noncontrolling Interests Adjustments GAAP account A $ 100 $ (25) GAAP account B $ (200) $ 50 The Proportionate Share amount for GAAP account A would be $75 and the Proportionate Share amount for GAAP account B would be ($150). Non-GAAP Measurements We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect the reality that real estate generally appreciates over time, which is not reflected in most depreciation methods, and focus on operating results widely used by real estate investors. We also use FFO as adjusted for straight-line rents, stock compensation expense, and recurring capital expenditures as a basis for certain of our debt covenant calculations. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows, gains, revenues or expenses, we caution that these measurements may not be representative of our current or future performance as presented in accordance with GAAP. There can be no assurance that our methods for computing these non- GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided on pages 7, 8 and 19. Unless otherwise noted, our presentation is based on our Proportionate Share. Funds from Operations (“FFO”) FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with GAAP, excluding gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. FFO is the amount attributable to our common stockholders. Core FFO Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, fair value adjustments and non-recurring expenses, such as workforce reduction. Core FFO is the amount attributable to our common stockholders. Adjusted Core FFO (“AFFO”) AFFO is calculated starting from Core FFO adjusted for Recurring capital expenditures, Straight-line rents and stock compensation expense. AFFO is the amount attributable to our common stockholders. Net Operating Income (“NOI”) NOI is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on our Proportionate Share. © Monogram Residential Trust, Inc. 51

Definitions and other Explanatory Information Projected NOI Yield at Stabilization Projected NOI from the date the community is first stabilized for the following 12 months divided by the projected Economic Costs. Occupancy Physical occupancy is defined as the residential units occupied for multifamily communities divided by the total number of residential units. All occupancy is presented on a consolidated basis. Ownership Presentations Consolidated Presentation in accordance with GAAP, where ownership interests that generally provide us the ability to control the operation are presented at 100% of the assets, liabilities and operations. Amounts related to Noncontrolling Interests are aggregated and adjusted in summary. In Proportionate Share presentations, the Noncontrolling Interest amounts are eliminated and replaced with our share. Noncontrolling Interest The amounts attributable in a consolidation presentation to minority equity interests or owners without a controlling interest. In a proportionate presentation, these amounts are eliminated. GAAP recognizes two types of noncontrolling interests. Non-redeemable Noncontrolling Interest represents ownership interests that are not redeemable by the equity holders and are presented as part of permanent equity. Redeemable Noncontrolling Interest represents temporary equity not within our control, where the equity holder has the right to require that their interest be redeemed in cash. Our primary Redeemable Noncontrolling Interest is the put options exercisable by developer partners. Redeemable Noncontrolling Interests are presented in our consolidated balance sheet outside of permanent equity between debt and equity. Proportionate Share A non-GAAP presentation of financial amounts at our effective cash share based on our current participation in distributable operating cash. The amounts include our share of Unconsolidated Joint Ventures and exclude Noncontrolling Interest in consolidated joint ventures. As of 2016, all interests are consolidated, where we are the controlling interest. (See Note 1 of our financial statements for further discussion of our relationship to the unconsolidated investees.) Proportionate Share presentations may be useful in analyzing our financial information by providing revenues, expenses, assets and liabilities attributable only to our shareholders. Management uses this information to allocate resources and evaluate investments. Proportionate Share presentations are also relevant to our investors and lenders as it highlights operations and capital available for our lenders and investors and is the basis used for several of our loan covenants. However, our Proportionate Share does not include amounts related to our consolidated operations and financial position and should not be considered a replacement for corresponding GAAP amounts presented on a consolidated basis. Investors are cautioned that our Proportionate Share amounts should only be used to assess financial information in the limited context of evaluating amounts attributable to shareholders. We present our Proportionate Share and Proportionate amounts along with the corresponding GAAP balance and reconciling adjustments. Unconsolidated Joint Venture In accordance with GAAP, investments in joint ventures that are presented on the equity method of accounting, reporting net assets as a single net investment and operations as a single equity in earnings. In Proportionate Share presentations, the investment and the equity in earnings are eliminated and replaced with our current effective cash share based on our current participation in distributable operating cash. In May 2015, we acquired our remaining unconsolidated joint venture. Percent Complete To provide one measure of development status, calculated as Economic Costs incurred divided by total Economic Costs. Proportionate Share of Unconsolidated Joint Venture As further discussed in the Ownership Presentations section of Definitions and other Explanatory Information, our Proportionate Share information could be useful to investors in analyzing our financial information and our loan covenant compliance. Where the Proportionate Share of Unconsolidated Joint Venture are presented side by side with the GAAP amount, our Proportionate Share can be calculated by adding the Noncontrolling Interests Adjustments amount to the GAAP amount. For example, if the following information was presented: GAAP Amount Proportionate Share of Unconsolidated Joint Venture Adjustments GAAP account A $ 100 $ (25) GAAP account B $ (200) $ 50 The Proportionate Share amount for GAAP account A would be $75 and the Proportionate Share amount for GAAP account B would be ($150). © Monogram Residential Trust, Inc. 52

Definitions and other Explanatory Information QTD Amounts for the applicable quarter for the indicated year (Quarter to date). Start up expenses Expenses associated with the lease up of newly acquired or developed multifamily communities primarily marketing costs. Straight-line rents In accordance with GAAP, rental revenues are recorded evenly over the contractual period, irrespective of the timing of cash collections. The difference between the amount actually collected for a period and the straight-line amount is referred to as the Straight-line rent adjustment. This adjustment amount is reversed in presenting AFFO. Unfunded Commitments Amounts under a contractual commitment that have not been funded. Unfunded Commitments do not include amounts related to fundings that are contingent on future events that are within our control. Remaining commitments do not include amounts that are contingent on future events. Year Built The date the community is substantially completed or renovated and ready for its intended use. YTD Amounts for the entire period of the applicable year (Year to date). © Monogram Residential Trust, Inc. 53